SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


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    Rule 14a-11(c) or Rule 14a-12


                        AMERICAN CONSOLIDATED MINING CO.
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                        AMERICAN CONSOLIDATED MINING CO.
                          70 West Canyon Road, Suite D.
                               Alpine, Utah 84004

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                February 18, 2002

         NOTICE is hereby given that the Annual Meeting of Shareholders of American Consolidated Mining Co. (the "Company") will be held at the Company's offices located at 70 West Canyon Road, Suite D, Alpine, Utah 84004, at 10:00 a.m. (local time, SLC) on February 18, 2002, for the following purposes:

1.       To elect the six members of the Board of Directors.

2. To consider and vote upon the approval of an Agreement and Plan of Share Exchange (the "Share Exchange Agreement") among the Company and Renaissance Man, Inc., a Texas corporation ("RMI") pursuant to which all of the issued and outstanding shares of RMI stock would be transferred to the Company in exchange for common stock of the Company. In the event the Share Exchange Agreement is closed, the stockholders of RMI will own approximately 87% of the issued and outstanding shares of the Company immediately after the closing, as more fully described in the accompanying Proxy Statement. A copy of the Share Exchange Agreement is attached as Annex A to the Proxy Statement accompanying this Notice.

3. To approve an amendment to and restatement of the Company's Articles of Incorporation to (i) effect a 1 for 100 reverse stock split of all currently outstanding shares of common stock of the Company and (ii) change of the Company's name to American Consolidated Management Group, Inc.

4. To approve of a Settlement and Release Agreement between the Company and Clifton Mining Company whereby the Company will transfer to Clifton Mining Company substantially all of its assets in exchange for forgiveness of approximately $93,808 in amounts owing under a loan agreement that was executed in May 1998. A copy of the Settlement and Release Agreement is attached as Annex B to the Proxy Statement accompanying this Notice.

5. To transact such other business as may properly come before such meeting or any adjournments thereof.

         The record date for the meeting is the close of business on December 27, 2001 and only the holders of common stock of the Company on that date will be entitled to vote at such meeting or any adjournment thereof.

                                              By order of the Board of Directors


                                              /s/ Scott S. Moeller
                                              ------------------------------
                                              Acting Secretary

January 22, 2002


                         Please Return Your Signed Proxy

PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                                 PROXY STATEMENT


                        AMERICAN CONSOLIDATED MINING CO.
                          70 West Canyon Road, Suite D.
                               Alpine, Utah 84004


                         ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held February 18, 2002



                                  INTRODUCTION

         This Proxy Statement is being furnished to holders of American Consolidated Mining Co. (the "Company") common stock, par value $0.01 per share, in connection with the solicitation of proxies by the Company for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Company's offices located at 70 West Canyon Road, Suite D, Alpine, Utah 84004, at 10:00 a.m. (local time, SLC) on February 18, 2002, and at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the enclosed Notice and the enclosed form of proxy are being first mailed to shareholders of the Company on or about January 22, 2002.

VOTING AT THE ANNUAL MEETING

         The Board of Directors of the Company (the "Board") has fixed the close of business on December 27, 2001, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding 69,998,900 shares of the Company's common stock held by approximately 2,368 holders of record. On the Record Date there were no shares of the Company's common stock were held as treasury stock by the Company. Holders of record of the Company's common stock on the Record Date are entitled to cast one vote per share, exercisable in person or by properly executed proxy, with respect to each matter to be considered by them at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of the Company's common stock is necessary to constitute a quorum at the Annual Meeting.

         Common stock will be voted in accordance with the instructions indicated in a properly executed proxy. If no instructions are indicated, such stock will be voted as recommended by the Board. If any other matters are properly presented to the Annual Meeting for action, the person(s) named in the enclosed form(s) of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting. A shareholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of the Company at any time before the closing of the polls at the meeting. Any written notice revoking a proxy should be sent to American Consolidated Mining Co., 70 West Canyon Road, Suite D. Alpine, Utah 84004, Attention: Mr. Scott S. Moeller, Acting Secretary.

         The directors are elected by a plurality of the votes cast at the meeting in person or by proxy. Approval of the Agreement and Plan of Share Exchange requires the affirmative vote of a majority of the shareholders who are present at the meeting in person or by proxy. Approval of the amendments to and restatement of the Company's Articles of Incorporation and the approval of the Settlement and Release Agreement require the affirmative vote of a majority of the shareholders that are entitled to vote thereon. The Board recommends that holders of the Company's common stock vote FOR the approval of the election of the directors proposed by the Board, the Agreement and Plan of Share Exchange, the amendments to and restatement of the Articles of Incorporation and the Settlement and Release Agreement.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

1.       Election of Directors

Board of Directors

         The Company's Board is comprised of six directors who serve for annual terms and are elected at the annual meeting of shareholders. The Board has nominated the following persons for election to the Board: John M. DeNiro, Steven J. Haslam, Robert J. Holladay, William D. Moeller, Herschel J. Walker and George E. Mappin. All of the nominees are currently serving on Board.

         Unless otherwise specified, proxy votes will be cast for the election of the nominee as a director. If the nominee should be unavailable for election, the Board may designate a substitute nominee. It is intended that proxy votes will be cast for the election of such substitute nominee. Shareholder nominations of persons for election as directors are subject to the notice requirements described under the caption "Other Matters" appearing later in this proxy statement. Election of the nominee director requires the affirmative vote of a plurality of the votes cast at the meeting for the election of directors.

         The following pages contain information concerning the nominee and the directors whose terms of office will continue after the meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN.


                (REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

         Set forth below is certain information concerning each of the directors and executive officers of the Company as of December 27, 2001:


                                                                    With Company
         Name           Age             Position                       Since
         ----           ---             --------                       -----

William D. Moeller      64     Director and Chief Executive Officer    1981

Steven J. Haslam        61     Director and President                  1982

Robert J. Holladay      53     Director and Vice-President             1983

John M. DeNiro          61     Director, Secretary and Treasurer       1986

Keith W. Moeller        40     Vice-President                          1981

Scott S. Moeller        38     Acting Secretary and Controller         1990

Herschel J. Walker      39     Director                                2001

George E. Mappin        53     Director                                2001
---------------

         William D. Moeller. Mr. Moeller has been with the Company since 1981. He a director and the Chief Executive Officer of the Company. His principal occupation for the past five years was acting as the Chief Executive Officer of the Company and president of Clifton Mining Company. Mr. Moeller holds no other directorships in reporting companies.

         Steven J. Haslam. Mr. Haslam has been with the Company since 1982. He is the President and a director of the Company. His principal occupation for the past five years has been acting as a sales representative for Paragon Press. He graduated from the University of Utah with a Bachelors of Science degree in Fine Arts. Mr. Haslam holds no other directorships in reporting companies.

         Robert J. Holladay. Mr. Holladay has been with the Company since 1983. He is a Vice-President and director of the Company. His principal occupation for the past five years was acting as the Vice-President of Clifton Mining Company and as a managing partner of Resource Recycling. He graduated from Brigham Young University with a Bachelors of Science degree in Chemistry and a Masters in Business Administration. Mr. Holladay holds no other directorships in reporting companies.

         John M. DeNiro. Mr. DeNiro has been with the Company since 1986. He is the Secretary, Treasurer and a director of the Company. His principal occupation for the past five years was acting as the Chief Financial Officer of American Asphalt and Grading Company. He graduated from the University of Utah with a Bachelors of Science degree in Accounting. Mr. DeNiro holds no other directorships in reporting companies.

         Keith W. Moeller. Mr. Moeller has been with the Company since 1981. He is a Vice-President of the Company. His principal occupation for the past five years was acting as the Vice-President of the Company. He graduated from Brigham Young University with a Bachelors of Science degree in Business. Mr. Moeller holds no other directorships in reporting companies.

         Scott S. Moeller. Mr. Moeller has been with the Company since 1990. He is the acting Secretary and the Controller of the Company. Mr. Moeller's principal occupation for the past five years was acting as a Vice-President of Clifton Mining Company. He graduated from Brigham Young University with a Bachelors of Science degree in Accounting. Mr. Moeller holds no other directorships in reporting companies.

         Herschel J. Walker. Mr. Walker was appointed to the Company's Board in 2001. From 2000 to present Mr. Walker has acted as the Chairman of Renaissance Man, Inc., a Texas corporation ("RMI"). From 1996 to 1999 Mr. Walker played professional football for the Dallas Cowboys. Mr. Walker began his career at the University of Georgia, where he won the Heisman Trophy. He signed his first professional contract with the New Jersey Generals and became the League's MVP with 2,411 rushing yards in one season, a professional record. In 1987, he became the first player in NFL history to gain more than 700 yards both rushing and receiving. Playing with the Philadelphia Eagles in 1992, Walker again made NFL history by becoming the first player to record 90-yard gains by rushing, receiving, and returning a kick in the same season. In 1995, Walker moved on to the New York Giants and became the sixth player in league history to amass more than 15,000 all-purpose career yards. He signed with the Dallas Cowboys in 1996 and played with them until retiring from professional football. In addition to his other accomplishments, Walker has earned a second-degree black belt in Tae Kwon Do, danced with the Fort Worth Ballet, competed in the 1992 winter Olympics as a member of the United States bobsled team and is a member of HealthSouth's Sports Medicine Council. Mr. Walker holds no other directorships in reporting companies.

         George E. Mappin. Mr. Mappin was appointed to the Company's Board in 2001. From 1969 to present Mr. Mappin's principal occupation for the past five years has been acting as the Chairman of Mappin Industries, Inc. Mappin Industries, Inc. is one of the largest custom drapery and bedspread manufacturers in the world, providing design, manufacture and installation services to hospitality-based concerns. Mr. Mappin holds no other directorships in reporting companies.

Significant Employees

         The Company has no significant employees.

Family Relationships

         William D. Moeller, the Company's Chief Executive Officer, is the father of Keith W. Moeller, a Vice-President of the Company, and Scott S. Moeller, the acting Secretary and Controller of the Company.

Involvement in Certain Legal Proceedings

         The executive officers and directors of the Company have not been involved in any material legal proceedings which occurred within the last five years of any type as described in Regulation S-B.

Board Committees

         The Board has not established an Executive Committee, Audit Committee, Compensation Committee, Nominating Committee or any other committee of the Board.

Board Meetings and Directors' Attendance

         The Board held no meetings and took action by unanimous consent on two occasions during the fiscal year ended December 31, 2001. No incumbent director attended fewer than 75 percent of the Board meetings held while any such person was serving as a director during the year ended December 31, 2001.

Certain Relationships and Related Transactions

         In May 1998, the Company entered into a non-interest bearing Revolving Loan Agreement with Clifton Mining Company. The Company is a shareholder of Clifton Mining Company. Under the terms of the agreement, Clifton Mining Company agreed to make periodic loans to the Company in an aggregate principal amount at any one time outstanding not to exceed $250,000. As of September 30, 2001, the principal amount of $93,808 was owing under the Revolving Loan Agreement. Clifton Mining Company may refuse to lend additional amount in its sole and absolute discretion under the Revolving Loan Agreement. Principal is due and payable in a single balloon payment on May 6, 2002. Subject to shareholder approval, the Company plans to transfer to Clifton Mining Company eight patented mining claims, subject to the related liabilities, that the Company currently owns that are located in Tooele County, Clifton Mining District, Utah, on approximately 133 acres of property and substantially all of the Company's other assets, all with a net value of approximately $13,586 (these assets have a net book value of $80,883 and are subject to related liabilities of $67,297) as of September 30, 2001. In consideration therefore, Clifton Mining Company will forgive the Company from all amounts owing to Clifton Mining Company (approximately $93,808 at December 27, 2001). These mining claims and other assets are the only remaining claims held by the Company and constitutes substantially all of the Company's assets. See "Item 4. Approval of the Settlement and Release Agreement."

Change in Control

         In July 2001, the Company entered into an Agreement and Plan of Share Exchange (the "Share Exchange Agreement") with RMI. Under the Share Exchange Agreement all of the issued and outstanding shares of RMI stock would be transferred to the Company in exchange for shares of the Company's common stock. In the event the Share Exchange Agreement is closed, the stockholders of RMI will own approximately 87% of the issued and outstanding shares of the Company immediately after the closing. The Share Exchange Agreement is subject to a number of contingencies, including, but not limited to, (i) the Company effecting a 100 to 1 reverse stock split prior to the closing, (ii) the Company having no more than 1,500,000 shares of common stock outstanding at the closing date, (iii) the Company having no more than $10,000 in liabilities at the closing date, (iv) satisfactory completion of due diligence by the parties and
(v) resignation of all of the Company's officers and directors at the closing and appointment of the designees named by RMI. Messrs. Walker and Mappin, who are members of the Company's Board, also act as directors of RMI. There can be no assurance that such contingencies will be satisfied, that the Share Exchange Agreement will be closed, that RMI's business operations will prove successful or that the transaction will prove to be favorable for the shareholders of the Company. See "Item 2. Approval of the Share Exchange Agreement."

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officer, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

         Based solely on the lack of forms provided to the Company, the Company believes that, other than Messrs. Walker and Mappin who serve as directors of the Company, none of the Company's executive officers or other directors have ever filed initial reports of ownership or reports of changes in ownership.

Executive Compensation

         The table below set forth certain information concerning compensation paid by the Company to its Chief Executive Officer and all other executive officers with annual compensation in excess of $100,000 (determined for the year ended December 31, 2000) (the "Named Executive Officers"). The table include information related to stock options granted to the Named Executive Officers.

         Summary Compensation Table. The following table provides certain information regarding compensation paid by the Company to the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                    Annual Compensation                 Long-Term Compensation Awards
                                    -------------------                 -----------------------------
                                                                   Restricted    Stock                    All Other
    Name and                                      Other Annual     Stock        Options/    LTIP        Compensation
Principal Position  Year Salary ($)  Bonus ($)   Compensation($)   Awards ($)    SAR(#)    Payouts($)       ($)
------------------  ---- ----------  ---------   ---------------   ----------   --------   ----------   ------------
William D. Moeller  1998     (1)        ---            ---            ---         ---         ---           ---
CEO                 1999     (1)        ---            ---            ---         ---         ---           ---
                    2000     (1)        ---            ---            ---         ---         ---           ---
---------------

(1) The Company has not had sufficient funds to pay Mr. Moeller's salary which has accrued from late 1980 at the rate of $60,000 per year. As a result, the salary obligation has been deferred until the Company has the ability to pay the amounts owed. The amount deferred at December 31, 2000 for William D. Moeller was approximately $1,003,350. As of December 31, 2000, no interest had been accrued on the deferred amount. In addition, total deferred salaries for the Company, including the above amount, at December 31, 2000 was approximately $1,778,925.

Compensation of Directors

         No cash fees or other consideration was paid to directors of the Company by the Company for service on the Board during 1994 through the date hereof because of the lack of funding. The Company has agreed to compensation Messrs. William Moeller, Haslam, Holladay and DeNiro with an award of 10,000 shares of common stock (after giving effect to the proposed 100 for 1 reverse stock split) as payment for services rendered which shares are in addition to the amount of deferred compensation that is owing. However, no stock compensation will be paid until and unless the Company closes on the Share Exchange Agreement. No other arrangements have been made with respect to future compensation. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as Board members.

Employment Agreements

         The Company does not have employment agreements with any of its officers or employees. The Company has not had sufficient funds to pay the salaries for its officers since prior to 1994. As a result, the salary obligations have been deferred until the Company has the ability to pay the amounts owed. The amount deferred at December 31, 2000 was $1,778,925. At present, no interest has been accrued on the deferred amount. The Company has, however, agreed to compensation Messrs. Keith Moeller and Scott Moeller with an award of 10,000 shares of common stock (after giving effect to the proposed 100 for 1 reverse stock split) as payment for services rendered which shares are in addition to the amount of deferred compensation that is owing. However, the stock compensation will not be paid unless the Company closes on the Share Exchange Agreement.

Compensation Committee Interlocks and Insider Participation

         No executive officers of the Company serve on the Compensation Committee (or in a like capacity) for the Company or any other entity.

2.       Approval of the Share Exchange Agreement

THE PRINCIPAL TERMS OF THE TRANSACTION ARE SET FORTH IN THE SHARE EXCHANGE AGREEMENT, A COPY OF WHICH IS SET FORTH AS ANNEX A HERETO AND IS MADE A PART OF THIS PROXY STATEMENT. THE FOLLOWING DISCUSSION SETS FORTH A DESCRIPTION OF CERTAIN MATERIAL TERMS OF THE SHARE EXCHANGE AGREEMENT AND IS QUALIFIED BY THE MORE COMPLETE INFORMATION SET FORTH IN THE SHARE EXCHANGE AGREEMENT.

         All information contained herein regarding RMI, including RMI's financial statements, has been provided by RMI. Such information has not been independently verified by the Company, and the Company offers no assurances that such information has been verified or that it is correct. Shareholders of the Company must rely exclusively on the representations made by the persons supplying said information that it is true and correct. Management of the Company expressly deny any responsibility for said information.

Purpose and Background of the Transaction

         The Company has no business operations. The Company does not have sufficient funding to meet its short term cash needs. There are no arrangements in place whereby the Company could sell equity securities or borrow funds to raise additional capital. In addition, the Company has very little authorized capital available from which it may sell equity securities.

         The Company has a working capital deficiency, an accumulated deficit and substantial liabilities. The Company has experienced net losses and does not have revenues during the past two years. In light of these circumstances, the ability of the Company to continue as a going concern is significantly in doubt. The Company's attached financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         The Company's business plan is to seek one or more potential business ventures that, in the opinion of management, may warrant involvement by the Company. The Company recognizes that because of its limited financial, managerial and other resources, the type of suitable potential business ventures that may be available to it may be extremely limited. The Company's principal business objective has been to seek long-term growth potential in the business venture in which it participates rather than to seek immediate, short-term earnings. In seeking to attain the Company's business objective, it has not restricted its search to any particular business or industry. There can be no assurance that the Company will be successful in achieving this objective.

The Transaction

         In furtherance of the Company's objective to find a suitable business venture in which to become involved, in July 2001, the Company entered into the Share Exchange Agreement with RMI. Under the Share Exchange Agreement all of the issued and outstanding shares of RMI stock would be transferred to the Company in exchange for shares of the Company's common stock. The Company will not receive any other consideration as part of the transaction. In the event the Share Exchange Agreement is closed, the stockholders of RMI will own approximately 87% of the issued and outstanding shares of the Company immediately after the closing. The Share Exchange Agreement is subject to a number of contingencies, including, but not limited to, (i) the Company effecting a 100 to 1 reverse stock split prior to the closing, (ii) the Company having no more than 1,500,000 shares of common stock outstanding at the closing date, (iii) the Company having no more than $10,000 in liabilities at the closing date, (iv) satisfactory completion of due diligence by the parties and
(v) resignation of all of the Company's officers and directors at the closing and appointment of designees to be named by RMI. There can be no assurance that such contingencies will be satisfied, that the Share Exchange Agreement will be closed, that RMI's business operations will prove successful or that the transaction will prove to be favorable for the historical shareholders of the Company.

         As of September 30, 2001, the Company's liabilities totaled $2,584,535, its working capital (deficit) was ($2,565,457) and it had a shareholders' deficit of ($2,471,052). The Company also had net losses of ($16,484) and ($49,101) for the years ended December 31, 2000 and 1999, respectively. As of September 30, 2001, the Company's liabilities were comprised of payables and accrued expenses of $543,565, notes payable of $143,409 and related party payables of $1,897,561, $1,778,925 of which represents deferred salaries.

         As noted above, in order to complete the Share Exchange Agreement the Company cannot have more than $10,000 in liabilities as of the closing date. The Company plans to eliminate its obligations to Clifton Mining Company, which total approximately $93,808, through the transfer of substantially all of the Company's assets which assets have a net value of approximately $13,586 (these assets have a net book value of $80,883 and are subject to related liabilities of $67,297) as of September 30, 2001. This is described further under "Item 4. Approval of Settlement and Release Agreement."

         To reduce the remaining debt the Company intends to issue restricted common stock to the creditors in private transactions in exchange for full satisfaction of the amounts owed. As of the Record Date, there were approximately 69,998,900 shares of the Company's $.01 par value common stock outstanding of the 70,000,000 shares of authorized common stock. Assuming shareholder approval and effectiveness of the 1 for 100 reverse stock split, as described in Item 3, there will be approximately 700,000 shares of common stock outstanding. The Company then intends to issue 10,000 shares of the Company's common stock to six of its officers and directors for services rendered. At the closing date of the Share Exchange Agreement the Company can have no more then 1,500,000 shares of common stock outstanding. That means the Company will have approximately 740,000 shares of common stock remaining to negotiate in private transactions for the forgiveness of the remaining debts. Because a substantial portion of the Company's liabilities relate to deferred salaries, it is expected that a substantial portion of these shares will be issued to officers and directors in satisfaction of the deferred salary obligations. There can be no assurance that the Company will be successful in reducing its liabilities to $10,000.

         At the closing of the Share Exchange Agreement, the Company is expected to have the following approximate numbers of shares of common stock outstanding, assuming (i) completion of the 1 for 100 reverse stock split, (ii) issuance of 60,000 shares of shares of common stock to certain officers and directors of the Company after the reverse stock split, (iii) issuance of approximately 740,000 shares of common stock to creditors of the Company after the reverse stock split and (iv) issuance of 10,000,000 shares of common stock to the shareholders of RMI pursuant to the terms of the Share Exchange Agreement:

                                                 Shares of     Percentage of the
   Class of Shareholder                         Common Stock   Total Outstanding
   --------------------                         -------------  -----------------
Historical Shareholders of the Company              700,000           6%
New Shares Issued to Officers and Directors (1)      60,000            *
Creditors of the Company (2)                        740,000           7%
Historical Shareholders of RMI                   10,000,000          87%
                                                 ----------
Total                                            11,500,000

* Less than 1%.

(1) The Company's officers and directors also own shares that are included in the "Historical Shareholders of the Company."
(2) A substantial portion of the Company's liabilities relate to deferred salaries. As a result, it is expected that a substantial portion of the shares that are included in this line item will be issued to officers and directors in satisfaction of the deferred salary obligations.

Security Ownership of Management and Certain Beneficial Owners

         The Company has one class of capital stock authorized, namely 70,000,000 shares of $.01 par value common stock. As of December 27, 2001, the Company had 69,998,900 shares of common stock outstanding no person was known by the Company to beneficially own more than 5 percent of the Company's outstanding common stock at that date.

         The following table sets forth certain information with respect to the beneficial ownership of the common stock of the Company as of the December 27, 2001 for: (i) each of the Company's directors, (ii) each of the Company's Named Executive Officers, (iii) all Company directors and executive officers as a group and (iv) each person who is known by the Company to beneficially own more than five percent of the Company's common stock. All numbers are stated on a post 1 for 100 reverse stock split basis.

                                        Beneficial Ownership         Beneficial Ownership After
                                           as of 12/27/01                Share Exchange(2)
        Name and Address                             Percentage                      Percentage      Position with
     of Beneficial Owner(1)         Shares Owned      of Class      Shares Owned    of Class(3)       Company (4)
     ----------------------         ------------      --------      ------------    -----------       -----------
William D. Moeller                       1,000               *          11,000               *     Director and CEO


Steven J. Haslam                        12,910           1.32%          22,910               *     Director and
                                                                                                   President

Robert J. Holladay                       1,978               *          11,978               *     Director and
                                                                                                   Vice-President

John M. DeNiro (5)                           4               *          10,004               *     Director,
                                                                                                   Secretary and
                                                                                                   Treasurer

Keith W. Moeller                           222               *          10,222               *     Vice-President

Scott S. Moeller                            26               *          10,026               *     Acting Secretary
                                                                                                   and Controller

Herschel J. Walker                           0               *       1,069,519           10.7%     Director

George E. Mappin                             0               *       1,069,519           10.7%     Director

Executive Officers and Directors        16,140           2.31%       2,215,178           22.2%
as a Group (eight persons)
                                                                                                   Position with RMI
                                                                                                   -----------------

Jack Shaw                                    0               *       1,069,519           10.7%     Director

Brian K. Holden (6)                          0               *       1,069,519           10.7%     Director

Herschel J. Walker                           0               *       1,069,519           10.7%     Chairman and
                                                                                                   President

G. Diane McKnight                            0               *       1,069,519           10.7%     Director,
                                                                                                   Secretary and
                                                                                                   Treasurer

George E. Mappin                             0               *       1,069,519           10.7%     Director

Myka Dean                                    0               *       1,069,519           10.7%

Judith T. Lauterbach                         0               *       1,069,519           10.7%

Aloe Commodities International, Inc.         0               *       1,069,519           10.7%

Jerrilyn Brennan                             0               *         534,750            5.3%

Deanna Brennan                               0               *         534,750            5.3%

* Less than 1%.
------------------

(1) Except where otherwise indicated, the addresses of the Company's officers and directors, excluding Messrs. Walker and Mappin, is deemed to be the same address as the Company and the addresses of Messrs. Walker and Mappin and the other beneficial owners is deemed to be the same address as RMI.
(2) These columns also assumes (i) the closing of the Share Exchange Agreement, including the issuance of 10,000,000 post-split shares to the RMI shareholders, (ii) the issuance of 60,000 post-split shares to the certain of the Company's officers and directors and (iii) the issuance of approximately 740,000 post-split shares of common stock to creditors of the Company, resulting in total outstanding shares for purposes of these columns of 12,500,000 shares.
(3) No attempt has been made to account for the shares of common stock that may go to any given creditor, including employees of the Company, due to the fact that these amounts are all subject to negotiation. It is expected, however, that a substantial number of the 740,000 shares that will be available for creditors will go to employees of the Company because more than one-half of the Company's liabilities are comprised of deferred salaries.
(4) These are positions held prior to the closing of the Share Exchange Agreement. When the Share Exchange Agreement is closed the current officers and directors of the Company will resign their positions and the nominees of RMI will be appointed as the new officers and directors of the Company. RMI has not designated who the replacement officers and directors.
(5) Does not include 3,915 shares of common stock that are held by various family members of Mr. DeNiro for which Mr. DeNiro disclaims beneficial ownership.
(6) These shares are held by Iconn Investments, LLC, and Mr. Holden is a member of that company. Iconn Investments, LLC has agreed to transfer 10% of these shares to another party.

Directors and Officers of the Company Following the Transaction

         The Share Exchange Agreement provides, among other things, that at the closing of the transaction the officers and directors of the Company will resign from their offices and RMI's nominees will be elected as the directors and officers of the Company. RMI has not identified the nominees it will elect as the officers and directors of the Company.

Tax Consequences to Company Shareholders

         Company management does not believe that the Share Exchange Agreement will result in a taxable event for its shareholders. However, no opinion is being given as to any securities or tax matters involving the Share Exchange Agreement and each shareholder should consult his tax advisor with respect to the federal, state, local or foreign tax consequences of this transaction.

General Information About RMI

         RMI was organized in July 1997, as a Texas corporation. RMI is a privately held corporation. Its principal business offices are located at 4020
N. MacArthur Blvd., Suite 1222-222, Irving, Texas 75038 and the telephone number at its principal offices is (864) 250-2107.

         RMI was organized for the purpose of promoting and distributing its drink, Aloe Lu-Yu, to the general public using mass-market distribution such as grocery and drug stores, health food stores, convenience stores, wholesale clubs/discount stores and military commissaries. The product initially shipped to Wal-Mart distribution centers in December 1998 and was introduced in some of its stores in 1999. Due to a number of problems, including miscommunication, this product launch was unsuccessful. RMI now believes that it has identified problem areas in its corporate structure and strategy and that it now has adequate marketing and promotional programs in place to support the Aloe Lu-Ya product. RMI, however, needs substantial additional funding to execute its business plan. See "--RMI Management's Discussion and Analysis or Plan of Operation." There can be no assurance that additional funding will be available.

         RMI is a marketing company that is in the development stage. As of September 30, 2001, RMI had $3,853,227 in current liabilities, $4,466,227 in total liabilities and $1,024,896 in total assets. RMI had nominal sales for the nine month period ending on September 30, 2001.

RMI Market Information

         RMI has 9,350,000 shares of issued and outstanding common stock. There is no public market for RMI's common stock. On the Record Date, there were 11 holders of record of RMI's common stock. RMI has not declared any dividends within the past two years on its common stock. RMI does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize available funds, if any, for the development of RMI's business.

RMI Directors, Executive Officers, Promoters and Control Persons

         Set forth below is certain information concerning each of the directors and executive officers of RMI as of December 27, 2001:


                                                                    With Company
    Name              Age                Position                       Since
    ----              ---                --------                       -----
Herschel J. Walker     39    Chairman of the Board and President        1999

Jack Shaw              69    Director                                   1999

G. Diane McKnight      50    Director, Secretary and Treasurer          1997

L. Scott McKnight      55    Director                                   1997

Loren E. Bagley        69    Director                                   1997

George E. Mappin       53    Director                                   1997

Brian K. Holden        37    Director and Principal Financial Officer   1999
---------------

         Herschel Walker. Mr. Walker has been with RMI since 1999 and is the Chairman of the Board and the President. From 2000 to present Mr. Walker has acted as Chairman of Renaissance Man, Inc., a Texas corporation ("RMI"). From 1996 to 1999 Mr. Walker played professional football for the Dallas Cowboys. Mr. Walker began his career at the University of Georgia, where he won the Heisman Trophy. He signed his first professional contract with the New Jersey Generals and became the League's MVP with 2,411 rushing yards in one season, a professional record. In 1987, he became the first player in NFL history to gain more than 700 yards both rushing and receiving. Playing with the Philadelphia Eagles in 1992, Walker again made NFL history by becoming the first player to record 90-yard gains by rushing, receiving, and returning a kick in the same season. In 1995, Walker moved on to the New York Giants and became the sixth player in league history to amass more than 15,000 all-purpose career yards. He signed with the Dallas Cowboys in 1996 and played with them until retiring from professional football. In addition to his other accomplishments, Walker has earned a second-degree black belt in Tae Kwon Do, danced with the Fort Worth Ballet, competed in the 1992 winter Olympics as a member of the United States bobsled team and is a member of HealthSouth's Sports Medicine Council. Mr. Walker is a member of the Company's Board. Mr. Walker holds no other directorships in reporting companies.

         Jack Shaw. Mr. Shaw has been with RMI since 1999 and serves as a member of the Board. Mr. Shaw principal occupation of the past five years has been as the president and CEO of Shaw Resources, Inc., a privately held company employed in the development, construction and management of commercial real estate. Mr. Shaw is a director of Unitronics Corp., a reporting company, and BB&T Corporation, Associated Receivables Funding, Inc. and other closely held private companies. Mr. Shaw is a former member of the South Carolina Legislature having served on the Labor Commerce and Industry Committee. Except as noted above, Mr. Shaw holds no other directorships in reporting companies.

         G. Diane McKnight. Mrs. McKnight has been with RMI since 1997 and serves as a member of the Board and the secretary and treasurer of RMI. From 1995 to 1998 Mrs. McKnight was principally employed as a vice president of Aloe Commodities International, Inc. Mrs. Knight holds no directorships in reporting companies.

         L. Scott McKnight. Mr. McKnight has been with RMI since 1997 and serves as a member of the Board. For the past five years Mr. McKnight's principal occupation has been serving as Chairman, President and Chief Operating Officer for Aloe Commodities International, Inc., the manufacturer of Aloe Lu-Ya. Prior to co-founding Aloe Commodities International, Inc. with Leland Ritter in December of 1994, Mr. McKnight was the majority owner of the Dallas Collection, Inc., a sales and distribution firm of health and beauty aids and cosmetics featuring Aloe Vera as the main ingredient. Mr. McKnight also spent 19 years with the Fuller Brush Company, serving the last 4 years as Executive Vice President and Chief Operating Officer. He has served on the Board of Directors of the Direct Selling Association of America and the Medical Examiners Council. Mr. McKnight was also one of the original founders of the International Aloe Science Council. Mr. Knight holds no directorships in reporting companies.

         Loren Bagley. Mr. Bagley has been with RMI since 1997 and serves as a member of the Board. Mr. Bagley' principal occupation for the past five years has been acting a president and a director of Trans Energy, Inc., a publicly traded company in the oil and gas business. He is also an original investor and a member of the Board of Directors of Aloe Commodities International, Inc. and a director of Sancho Oil and Gas, Tyler Pipeline and Prima Oil Co., Inc. Except as noted above, Mr. Bagley holds no directorships in reporting companies.

         George Mappin. Mr. Mappin has been with RMI since 1999 and serves as a member of the Board. From 1969 to present Mr. Mappin has acted as the Chairman of Mappin Industries, Inc. Mappin Industries, Inc. is one of the largest custom drapery and bedspread manufacturers in the world, providing design, manufacture and installation services to hospitality-based concerns. Mr. Mappin is a member of the Company's Board. Mr. Mappin holds no other directorships in reporting companies.

         Brian Holden. Mr. Holden has been with RMI since 1999 and serves as a member of the Board. For the past five years Mr. Holden has been principally employed as the President and Chairman of Associated Receivables Funding, Inc. He is also a partner of Kapok Management, L.P. Mr. Holden co-founded Associated Receivables Funding, Inc. which specializes in the factoring of accounts receivables for companies ranging in sales of $100,000 to $36 million per year. Prior to co-founding Associated Receivables Funding, Inc. in August 1996, Mr. Holden served as Vice President of Business Development of J.T.A. Factors, Inc., an accounts receivable funding company with annual volume of $300 million. Mr. Holden also spent several years as a partner and CPA in the public accounting firm of Milner, Brock, Holden and Company. Mr. Holden is a Certified Public Accountant in the state of South Carolina and holds memberships in both the American Institute of Certified Public Accountants and the South Carolina Association of Certified Public Accountants. Mr. Holden holds no directorships in reporting companies.

         Significant Employees

         RMI has no significant employees who are not identified above.

         Family Relationships

         Mrs. McKnight, the secretary and treasurer and a director of RMI, is married to Mr. McKnight, a director of RMI.

         Involvement in Certain Legal Proceedings

         The executive officers, directors, control persons and promoters of RMI have not been involved in any material legal proceedings which occurred within the last five years of any type as described in Regulation S-B.

         Certain Relationships and Related Transactions

         In January 1999, RMI and Associated Receivables Funding, Inc. ("A/R Funding") entered into a factoring agreement. Under the agreement, as orally amended, A/R Funding has provided financing to RMI. Messrs. Jack Shaw and Brian Holden, members of RMI's Board, are directors of A/R Funding. The amounts owed by RMI to A/R Funding as of December 31, 2000 and 1999 under the agreement was $2,155,360 and $1,267,520, respectively. Factoring fees charged to RMI were approximately $443,000 and $161,000 for the years ended December 31, 2000 and 1999, respectively.

         No RMI accounts receivable were acquired by A/R Funding in 2001 under the factoring agreement. If and when receivables are acquired, RMI will be responsible for any costs incurred by A/R Funding in bringing an action to collect the amounts owing on the factored accounts and guarantees payment of the amounts owing. The agreement also requires a minimum of $500,000 and a maximum of $1,000,000 in receivables to be acquired by A/R Funding each calendar quarter, although this requirement has been waived to date. RMI will also pay a commission to A/R Funding of 1.85%, subject to adjustment upon certain events, every 28 days on funds advanced. In connection with the agreement, RMI has granted A/R Funding a security interest in all of RMI's accounts receivable, contract rights intangibles and certain other assets. With certain exceptions, the agreement may be terminated by either party upon 90 days written notice.

         In November 1997, RMI entered into a Manufacturing Agreement with Aloe Commodities International, Inc. ("ACII"). Mr. L. Scott McKnight, a director of RMI, is the president, chairman and COO of ACII. Under the agreement, as amended, ACII performed research and development work relating to create the Aloe Lu-Ya drink in exchange for the exclusive right to manufacture the drink and the right to sell all product requirements to RMI. ACII may recoup its research and development costs through additional manufacturing charges to RMI in connection with the Aloe Lu-Ya drink. ACII also has a right of first refusal relating to the manufacture of other aloe vera products for RMI and ACII owns the formula and related rights to the Aloe Lu-Ya drink (the "Rights") and other Aloe Lu-Ya products developed for RMI. RMI has the option to acquire the Rights for the greater of $1,000,000 or 10% of the market value of RMI on the date the option is exercised. In 1999 the option was exercised in exchange for a $100,000 payment and a $900,000 note, accruing at the rate of 6% per annum with payments of $100,000 due each year until the note mature on March 1, 2008.

RMI Managements' Discussion and Analysis or Plan of Operation

         The following discussion and analysis provides information which RMI's management believes is relevant to an assessment and understanding of RMI's consolidated results of operations and financial condition. The discussion should be read in conjunction with the consolidated financial statements and notes thereto.

         Financial Position

         RMI had no cash as of September 30, 2001 or as of December 31, 2000. Its working capital (deficit) as of September 30, 2001 was to ($3,838,227) as compared to ($2,273,360) at December 31, 2000. The Company had $4,676 in sales during the nine months ended September 30, 2001. The Company had a shareholders' (deficit) of ($3,441,331) at September 30, 2001.

         Plan of Operation

         RMI has no business operations and very limited assets or capital resources. RMI was organized for the purpose of promoting and distributing its drink, Aloe Lu-Yu, to the general public using mass-market distribution such as grocery and drug stores, health food stores, convenience stores, wholesale clubs/discount stores and military commissaries. RMI believes that it will be successful in marketing the Aloe Lu-Ya drink in part as a result of the efforts of its experienced management team and with the endorsement of Herschel Walker, former college, professional and Olympic athlete.

         RMI's principle business objective is to seek long-term growth potential regarding the Aloe Lu-Ya family of drinks and the production and marketing of the same. In seeking to obtain this business objective, RMI will participate in any related business ventures of essentially any kind or nature that would allow it to attain growth and favorable market share regarding the production, distribution and sale of the Aloe Lu-Ya family of drinks.

         In July 2001, RMI entered into the Share Exchange Agreement with the Company. Under the Share Exchange Agreement all of the issued and outstanding shares of RMI stock would be transferred to the Company in exchange for shares of the Company's common stock. In the event the Share Exchange Agreement is closed, the stockholders of RMI will own approximately 87% of the issued and outstanding shares of the Company immediately after the closing. The Share Exchange Agreement is subject to a number of contingencies, including, but not limited to, (i) the Company effecting a 100 to 1 reverse stock split prior to the closing, (ii) the Company having no more than 1,500,000 shares of common stock outstanding at the closing date, (iii) the Company having no more than $10,000 in liabilities at the closing date, (iv) satisfactory completion of due diligence by the parties and (v) resignation of all of the Company's officers and directors at the closing and appointment of the designees named by RMI. Messrs. Walker and Mappin, who are members of the Company's Board, also act as directors of RMI. There can be no assurance that such contingencies will be satisfied, that the Share Exchange Agreement will be closed, that RMI's business operations will prove successful or that the transaction will prove to be favorable for the shareholders of the Company.

         RMI does not have sufficient funding to meet its short or long term needs. RMI had no cash, had a working capital (deficit) of ($3,838,227) and had liabilities of $4,466,227 as of September 30, 2001. The Company had $4,676 in sales during the nine months ended September 30, 2001. The Company's working capital and other capital requirements for the foreseeable future will vary based upon a number of factors, including the costs to complete development work, costs associated with the marketing, distributing, manufacturing and selling the Aloe Lu-Ya drink, and revenues generated from the Aloe Lu-Ya drink. RMI has not committed to spend any material amounts not reflected in accrued liabilities as of September 30, 2001. RMI will need additional funds in the immediate future. RMI estimates that it will need to raise at least $5,000,000 in funding in 2002 to execute its business plan. RMI has no contractual arrangements that guarantee that RMI will have adequate funding during 2002 and there can be no assurance that additional funding will be available on commercially reasonable terms or at all. Any inability to obtain additional funding in the immediate future will have a material adverse effect on RMI, including possibly requiring RMI to cease its operations.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

         The Company is not aware, and has not been advised by its auditors, of any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. RMI is not aware, and has not been advised by its auditors, of any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Regulatory Approval

         The Company believes that no federal or state regulatory requirements must be complied with by the Company or RMI in order to consummate the transaction other than general compliance with applicable corporation law and state and federal securities law.

Preemptive Rights

         The holders of the Company's common stock have no preemptive rights.

Accounting Treatment

         The Company believes that the acquisition of RMI will be accounted for as a "reverse acquisition", and although RMI is deemed to be the acquiring the Company for financial accounting purposes, the legal status of the Company as the parent corporation will not change.

Financial Statements

         See index to consolidated financial statements included herein beginning on page F-1.

THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE SHARE EXCHANGE AGREEMENT.

3. Approval of the Amendment to and Restatement of the Company's Articles of Incorporation

         At a meeting held on September 19, 2001, the Board determined that it is advisable and in the best interest of the Company to effect a 100 for 1 reverse stock split of all outstanding shares of the Company's common stock which will result in an decrease in the outstanding shares of common stock from 69,998,900 shares to approximately 700,000 shares (the "Stock Split"). If approved, all fractional shares would be rounded up to the nearest whole share. The Record Date for purposes of calculating the reverse split is the close of business on December 27, 2001, and the commencement date of the split will be the commencement of business on January 29, 2001. The reverse stock split will have no effect on the number of authorized shares of common stock or the par value of the Company's common stock as set forth in the Company's Articles of Incorporation, as amended.

         The primary purpose of increasing the authorized shares of the Company is to (i) create sufficient authorized capital so that the Company can enter into the Share Exchange Agreement and have sufficient authorized and unissued common stock available for issuance at the closing of that transaction and (ii) leave the Company with what the Board believes is a reasonable amount of additional authorized common stock.

         At the September 19, 2001 Board meeting, the Board also determined that it was in the best interest of the Company to change its name from "American Consolidated Mining Co." to "American Consolidated Management Group, Inc." RMI required that the Company's name be changed as described above and that the name change be incorporated into the Share Exchange Agreement prior to RMI's execution of the same. The purpose of changing the Company's name is to comply with the terms of the Share Exchange Agreement.

THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE ARTICLES OF INCORPORATION.

4.       Approval of the Settlement and Release Agreement

THE PRINCIPAL TERMS OF THE SETTLEMENT AND RELEASE AGREEMENT ARE SET FORTH IN THE AGREEMENT, A COPY OF WHICH IS SET FORTH AS ANNEX B HERETO AND IS MADE A PART OF THIS PROXY STATEMENT. THE FOLLOWING DISCUSSION SETS FORTH A DESCRIPTION OF CERTAIN MATERIAL TERMS OF THE SETTLEMENT AND RELEASE PURCHASE AGREEMENT AND IS QUALIFIED BY THE MORE COMPLETE INFORMATION SET FORTH IN THE SETTLEMENT AND RELEASE AGREEMENT.

         In May 1998, the Company entered into a non-interest bearing Revolving Loan Agreement with Clifton Mining Company. The Company is a shareholder of Clifton Mining Company. Under the terms of the agreement, Clifton Mining Company agreed to make periodic loans to the Company in an aggregate principal amount at any one time outstanding not to exceed $250,000. The proceeds from the loan were used to pay part of an obligation owing to a secured creditor. As of December 31, 2000, the principal amount of $93,808 was owing under the Revolving Loan Agreement. Clifton Mining Company may refuse to lend additional amount in its sole and absolute discretion under the Revolving Loan Agreement. Principal is due and payable in a single balloon payment on May 6, 2002.

         The Company does not have the funds to repay the obligation. Subject to shareholder approval, the Company plans to transfer to Clifton Mining Company eight patented mining claims, subject to the related liabilities, that the Company currently owns that are located in Tooele County, Clifton Mining District, Utah, on approximately 133 acres of property and substantially all of the Company's other assets, all with a net value of approximately $13,586 (these assets have a net book value of $80,883 and are subject to related liabilities of $67,297) as of September 30, 2001. In consideration therefore, Clifton Mining Company will forgive the Company from all amounts owing to Clifton Mining Company (approximately $93,808 at September 30, 2001). These mining claims and other assets are the only remaining claims held by the Company and constitutes substantially all of the Company's assets.

THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE SETTLEMENT AND RELEASE AGREEMENT.

5.       Other Matters

Discretionary Authority

         At the time of mailing of this proxy statement, the Board was not aware of any other matters which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons named in the accompanying proxy form will vote such proxy in accordance with their judgment.

Independent Public Accountants

         The Company retained Tanner + Co. as its independent auditor for 2001. Tanner + Co. has acted as the Company's independent auditor since 1997. The Company expects representatives of Tanner + Co. to be present at the Company's 2002 Annual Meeting of Shareholders. Tanner + Co. will have the opportunity to make a statement at the annual meeting if it desires to do so and it is expected that representatives of Tanner + Co. will be available to respond to appropriate questions if called upon to do so. The Company does not anticipate making a decision regarding the appointment of independent accountants for 2002 until after the Share Exchange Agreement is either closed or terminated.

Notice Requirements

         Any shareholder who desires to have a proposal included in the Company's proxy soliciting material relating to the Company's 2003 annual meeting of shareholders should send to the Secretary of the Company a signed notice of intent. This notice, including the text of the proposal, must be received no later than February 15, 2003.

Annual Report

         This Proxy Statement has been preceded or accompanied by an Annual Report. Shareholders are referred to such reports for financial and other information about the activities of the Company, but such report is not to be deemed a part of the proxy soliciting material.

Expenses and Methods of Solicitation

         The expenses of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or other means of communications, by directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation therefor. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's common stock, and the Company will reimburse such forwarding parties for reasonable expenses incurred by them.

                                        By order of the Board of Directors,


                                        By  /s/ Scott S. Moeller
                                           ------------------------------------
                                           Scott S. Moeller, Acting Secretary

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

The following Financial Statements are attached hereto:

A. The Company's Unaudited Financial Statements for the periods ended September 30, 2001 and September 30, 2000

B.       The Company's Audited Financial Statements for the Years 2000-1999

C. RMI's Unaudited Financial Statements for the periods ended September 30, 2001 and September 30, 2000

D.       RMI's Audited Financial Statements for the Years 2000-1999

E.       Pro Forma Unaudited Combined Financial Statements

                        AMERICAN CONSOLIDATED MINING CO.
                                  BALANCE SHEET
                                   (Unaudited)


                                    Assets                                         September 30,
                                                                                       2001
                                                                                 ------------------
Current assets:
   Cash                                                                          $            156
   Marketable securities                                                                   21,922
                                                                                 ------------------
     Total current assets                                                                  22,078

Net property and equipment                                                                 80,883

Other assets                                                                               10,522
                                                                                 ------------------
                                                                                 $        113,483
                                                                                 ==================



              Liabilities and Shareholder's Deficit

Current liabilities:
   Accounts payable and accrued expenses                                         $        543,565
   Notes payable                                                                          143,409
   Related party payables                                                               1,897,561
                                                                                 ------------------

     Total current liabilities                                                          2,584,535
                                                                                 ------------------


Commitments and contingencies                                                                -

Stockholder's deficit:
   Common stock, $.01 par value; 70,000,000 shares authorized,
     69,998,900 shares outstanding, respectively                                          699,990
   Additional paid-in capital                                                           7,323,739
   Accumulated other comprehensive income                                                  15,250
   Accumulated deficit                                                                (10,510,031)
                                                                                 ------------------
     Total stockholders' deficit                                                       (2,471,052)
                                                                                 ------------------

                                                                                 $        113,483
                                                                                 ==================

            See accompanying notes to condensed financial statements.

                        AMERICAN CONSOLIDATED MINING CO.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                                                  Nine Months         Nine Months
                                                                     Ended               Ended
                                                                 September 30,       September 30,
                                                                     2001                2000
                                                                ----------------    ----------------
Revenue:
   Sales                                                        $         -         $         -

   General and administrative expenses                                  14,121              14,899
                                                                ----------------    ----------------
     Loss from operations                                              (14,121)            (14,899)


Other income (expense):
   Interest income                                                         350                 371
   Interest expense                                                     (8,559)             (8,649)
   Gain on sale of marketable securities                                13,328              13,328
   Other income                                                          4,640                -
                                                                ----------------    ----------------

Loss before provision for income taxes                                  (4,362)              (9,849)

Provision for income taxes                                                -                   -
                                                                ----------------    ----------------

Net loss                                                        $      (4,362)      $       (9,849)
                                                                ================    ================

Loss per share, basic and diluted                               $        (.00)      $        (.00)
                                                                ================    ================

Weighted average shares - basic and diluted                         69,998,000          69,998,000
                                                                ================    ================

            See accompanying notes to condensed financial statements.

                        AMERICAN CONSOLIDATED MINING CO.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                      Nine Months Ended
                                                                          -------------------------------------------
                                                                             September 30,          September 30,
                                                                                 2001                    2000
                                                                          --------------------    -------------------
Cash flows from operating activities:
   Net loss                                                               $           (5,486)     $          (7,453)
   Adjustments to reconcile net loss to net cash used in operating activities:
     Depreciation and amortization                                                      -                       451
     Increase (decrease) in:
       Accounts payable and accrued expenses                                           1,101                  4,092
       Related party payables                                                          4,500                  3,000
                                                                          --------------------    -------------------
          Net cash used in
          Operating activities                                                           115                     90
                                                                          --------------------    -------------------

Cash flows from investing activities:

Cash flows from financing activities:

Net (decrease) increase in cash                                                          115                     90

Cash, beginning of period                                                                 41                    163
                                                                          --------------------    -------------------

Cash, end of the period                                                   $              156      $             253
                                                                          ====================    ===================

            See accompanying notes to condensed financial statements.

                        AMERICAN CONSOLIDATED MINING CO.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

(1)      Condensed Financial Statements

         The accompanying condensed consolidated financial statements have been prepared without audit. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of the dates and for the periods presented herein have been made.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to the Securities and Exchange Commission's rules and regulations. These condensed financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's December 31, 2000 Annual Report on Form 10-KSB. The results of operations for the three and nine months ended September 30, 2001, are not necessarily indicative of the operating results that may result for the year ending December 31, 2001. The accounting policies followed by the Company are set forth in Note 1 to the Company's financial statements in its December 31, 2000 Annual Report on Form 10-KSB.

(2)      Basic and Diluted Net Loss Per Common Share

         As a result of the Company incurring net losses for the three and nine months ended September 30, 2001 and 2000, both basic and diluted net loss per common share are based on the weighted average number of common shares outstanding. The Company has common no stock options or warrants outstanding at September 30, 2001.

(3)      Going Concern

         At September 30, 2001, the Company has a working capital deficiency, a shareholders' deficit, incurred a loss for the period ended September 30, 2001 and 2000, and has significant liabilities. These conditions raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         The Company's ability to continue as a going concern is subject to its ability to settle its liabilities and obtain sufficient cash to fund the expenses related to the ongoing public reporting obligations and continued search for a merger partner. Subsequent to period-end, the Company entered into an agreement and plan of share exchange with another company. In relation to this transaction, the Company has entered into various preliminary agreements with creditors that provide for the settlement of liabilities through the issuance of common stock. There can be no assurance that these agreements will result in final settlement of outstanding obligations nor that the agreement and plan of share exchange will be completed.

                        AMERICAN CONSOLIDATED MINING CO.
                              Financial Statements
                           December 31, 2000 and 1999

                                                AMERICAN CONSOLIDATED MINING CO.

                                                   Index to Financial Statements
--------------------------------------------------------------------------------


                                                                          Page


Independent Auditor's Report                                               F-8

Balance Sheet                                                              F-9

Statement of Operations                                                   F-10

Statement of Shareholders' Deficit                                        F-11

Statement of Cash Flows                                                   F-12

Notes to Financial Statements                                             F-13

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of American Consolidated Mining Co.


We have audited the accompanying balance sheet of American Consolidated Mining Co. as of December 31, 2000 and 1999, and the related statements of operations, shareholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Consolidated Mining Co. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a working capital deficiency, an accumulated deficit, incurred an operating loss, and has substantial liabilities. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                  TANNER + CO.

Salt Lake City, Utah
September 12, 2001

                                                                           AMERICAN CONSOLIDATED MINING CO.

                                                                                              Balance Sheet

                                                                                               December 31,
-----------------------------------------------------------------------------------------------------------
                                                                             2000              1999
                                                                       ------------------------------------
         Assets
Current assets:
     Cash                                                              $               4    $          194
     Marketable securities                                                        29,893            44,840
                                                                       ------------------------------------

         Total current assets                                                     29,897            45,034

Property and equipment, net                                                       80,883            82,687
Other assets                                                                      10,500            17,600
                                                                       ------------------------------------
                                                                       $         121,280    $      145,321
                                                                       ------------------------------------


         Liabilities and Shareholders' Deficit

Current liabilities:
     Payables and accrued expenses                                     $         536,427    $      522,810
     Notes payable                                                               143,409           143,409
     Related party payables                                                    1,906,836         1,919,736
                                                                       ------------------------------------
         Total current liabilities                                             2,586,672         2,585,955
                                                                       ------------------------------------

Commitments and contingencies                                                          -                 -

Shareholders' deficit:
     Common stock, $.01 par value, 70,000,000
       shares authorized; 69,998,900 shares
       issued and outstanding                                                    699,990           699,990
     Capital in excess of par value                                            7,323,739         7,323,739
     Accumulated other comprehensive income                                       16,549            24,823
     Accumulated deficit                                                     (10,505,670)      (10,489,186)
                                                                       ------------------------------------
         Total shareholders' deficit                                          (2,465,392)       (2,440,634)
                                                                       ------------------------------------
                                                                       $         121,280    $      145,321
                                                                       ------------------------------------

-----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.                                                         F-9

                                                                           AMERICAN CONSOLIDATED MINING CO.

                                                                                    Statement of Operations

                                                                                   Years Ended December 31,
-----------------------------------------------------------------------------------------------------------

                                                                             2000              1999
                                                                       ------------------------------------
Revenue                                                                $               -    $            -

General and administrative expenses                                               14,680            56,444
                                                                       ------------------------------------

Loss from operations                                                             (14,680)          (56,444)

Other income (expense):
     Interest income                                                                 448               763
     Interest expense                                                            (15,579)          (11,930)
     Gain on disposal of property and equipment                                        -             5,450
     Gain on sale of marketable securities                                        13,327            11,864
     Other income                                                                      -             1,196
                                                                       ------------------------------------

Loss before provision for income taxes                                          (16,484)          (49,101)

Provision for income taxes                                                             -                 -
                                                                       ------------------------------------

Net loss                                                               $         (16,484)   $      (49,101)
                                                                       ------------------------------------

Loss per share, basic and diluted                                      $            (.00)   $         (.00)
                                                                       ------------------------------------

Weighted average shares - basic and diluted                                   69,998,000        69,998,000
                                                                       ------------------------------------

-----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.                                                        F-10

                                                                                AMERICAN CONSOLIDATED MINING CO.

                                                                              Statement of Shareholders' Deficit

                                                                          Years Ended December 31, 2000 and 1999
----------------------------------------------------------------------------------------------------------------

                                                                  Accumulated
                              Common Stock         Capital in        Other
                        -----------------------  Excess of Par   Comprehensive    Accumulated
                           Shares       Amount       Value          Income          Deficit         Total
                        ---------------------------------------------------------------------------------------
Balance at
 January 1, 1999           69,998,900    $699,990    $7,323,739        $92,886    $(10,440,085)   $(2,323,470)

Comprehensive income:

  Net loss                          -           -             -              -         (49,101)       (49,101)

  Unrealized holding
   loss on investments              -           -             -        (51,513)              -        (51,513)

  Reclassification
   adjustment on
   unrealized holding
   loss                             -           -             -        (16,549)              -        (16,549)
                        ---------------------------------------------------------------------------------------

  Total comprehensive
   Loss                                                                                              (117,163)
                        ---------------------------------------------------------------------------------------

Balance at
 December 31, 1999         69,998,900     699,990     7,323,739           24,824   (10,489,186)    (2,440,633)

Comprehensive income:
  Net loss                          -           -             -                -       (16,484)       (16,484)

  Unrealized holding
   loss on investments              -           -             -          (14,947)            -        (14,947)

  Reclassification
   adjustment on
   unrealized holding
   gain                             -           -             -            6,672              -         6,672
                        ---------------------------------------------------------------------------------------

  Total comprehensive
   Income                                                                                             (24,759)
                        ---------------------------------------------------------------------------------------

Balance at
 December 31, 2000         69,998,000    $699,990    $7,323,739          $16,549  $(10,505,670)   $(2,465,392)
                        ---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.                                                            F-11

                                                                          AMERICAN CONSOLIDATED MINING CO.

                                                                                   Statement of Cash Flows

                                                                                   Years Ended December 31,
-----------------------------------------------------------------------------------------------------------
                                                                             2000              1999
                                                                       ------------------------------------
Cash flows from operating activities:
     Net loss                                                          $         (16,484)   $     (49,101)
     Adjustments to reconcile net loss to net cash
       used in operating activities:
         Depreciation and amortization                                             1,804            3,764
         Loss (gain) on disposal of:
              Fixed assets                                                             -           (5,450)
              Marketable securities                                              (13,327)         (11,864)
         (Increase) decrease in:
              Other assets                                                         7,100                -
         Increase (decrease) in:
              Accounts payable and accrued expenses                               13,617           74,462
              Related party payables                                             (12,900)         (28,414)
                                                                       ------------------------------------
                  Net cash used in
                  operating activities                                           (20,190)         (16,603)
                                                                       ------------------------------------

Cash flows from investing activities:
     Proceeds from sale of equipment                                                   -             5,450
     Proceeds from sale of marketable securities                                  20,000            18,536
                                                                       ------------------------------------

                  Net cash provided by
                  investing activities                                            20,000            23,986
                                                                       ------------------------------------

Cash flows from financing activities -
     principal payments on notes payable                                               -           (7,352)
                                                                       ------------------------------------

                  Net cash used in
                  financing activities                                                 -           (7,352)
                                                                       ------------------------------------

Net (decrease) increase in cash                                                     (190)              31

Cash, beginning of year                                                              194              163
                                                                       ------------------------------------

Cash, end of year                                                      $               4    $         194
                                                                       ------------------------------------

-----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.                                                        F-12

                                                AMERICAN CONSOLIDATED MINING CO.

                                                   Notes to Financial Statements

                                                      December 31, 2000 and 1999
--------------------------------------------------------------------------------
1.   Organization          Organization
     and Summary of        American Consolidated Mining Co. (the Company), did
     Significant           not have ongoing operations during the years ended
     Accounting            December 31, 2000 and 1999. During this period, the
     Policies              Company has been primarily engaged in seeking a
                           potential merger opportunity with an operating company.

                           Cash Equivalents
                           For purposes of the statement of cash flows, cash includes all cash and investments with original maturities to the Company of three months or less.

                           Marketable Securities
                           The Company classifies marketable debt securities as "held to maturity" if it has the positive intent and ability to hold the securities to maturity. All other marketable debt and equity securities are classified as "available for sale." Securities classified as "available for sale" are carried in the financial statements at fair value. Realized gains and losses, determined using the specific identification method, are included in earnings; unrealized holding gains and losses are included in other comprehensive income which is reported as a separate component of shareholders deficit. Securities classified as held to maturity are carried at amortized cost.

                           For both categories of securities, declines in fair value below amortized cost that are other than temporary are included in earnings.

                           Property and Equipment
                           Property and equipment are recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization on capital leases and property and equipment is determined using the straight-line method over the estimated useful lives of the assets or terms of the lease. Expenditures for maintenance and repairs are expensed when incurred and betterments are capitalized. Gains and losses on sale of property and equipment are reflected in operations.

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.

                                                   Notes to Financial Statements

                                                                       Continued
--------------------------------------------------------------------------------

1.   Organization          Property and Equipment - Continued
     and Summary of        Costs incurred to purchase mining claims and
     Significant           development costs incurred on properties identified
     Accounting            as having development potential have been
     Policies              capitalized. Development costs include costs incurred
     Continued             for geologists' services, geological surveys, assays
                           and drilling. When a project is determined to be commercially feasible, these costs are added to "deferred mine development costs." Future costs incurred to prepare these properties for commercial operation will also be capitalized. Once operations at commercial levels have commenced, these costs will be charged against operations using the units-of production method.

                           In accordance with SFAS 121, the Company reviews its long-lived assets, including mining claims and development costs, for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable through undiscounted future cash flows. If it is determined that an impairment loss has occurred based on expected cash flows, such loss is recognized in the statement of operations.

                           Other Assets
                           Other assets consist of cash bonds on deposit at a bank.

                           Income Taxes
                           Deferred income taxes are provided in amounts sufficient to give effect to temporary differences between financial and tax reporting, principally related to the capitalization of mine development costs.

                           Concentration of Credit Risk
                           The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

                           Use of Estimates in the Preparation of Financial Statements The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.

                                                   Notes to Financial Statements

                                                                       Continued
--------------------------------------------------------------------------------

1.   Organization          Earnings Per Common and Common Equivalent Share
     and Summary of        The computation of basic earnings per common share is
     Significant           computed using the weighted average number of common
     Accounting Policies   shares outstanding during the year. The computation
     Continued             of diluted earnings per common share is based on
                           theweighted average number of shares outstanding during the year plus common stock equivalents which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the year. Common stock equivalents are not included in the diluted earnings per share calculation when their effect is antidilutive.

2.   Going Concern         At December 31, 2000, the Company has a working
                           capital deficiency, a shareholders' deficit, incurred a loss for the years ended December 31, 2000 and 1999, and has significant liabilities. These conditions raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                           The Company's ability to continue as a going concern is subject to its ability to settle its liabilities and obtain sufficient cash to fund the expenses related to the ongoing public reporting obligations and continued search for a merger partner. Subsequent to year-end, the Company entered into an agreement and plan of share exchange with another company (see note 13). In relation to this transaction, the Company has entered into various preliminary agreements with creditors that provide for the settlement of liabilities through the issuance of common stock. There can be no assurance that these agreements will result in final settlement of outstanding obligations nor that the agreement and plan of share exchange will be completed.

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.

                                                   Notes to Financial Statements

                                                                       Continued
--------------------------------------------------------------------------------

3.   Payables and
     Accrued Expenses
                                                                                     December 31,
                                                                         -------------------------------------
                                                                               2000               1999
                                                                         ------------------ ------------------
                           Payables and accrued expenses:
                             Trade Payables                                  $136,601           $134,630
                             Accrued interest                                 135,863            124,391
                             Advances                                         217,894            217,894
                             Accrued liabilities                               46,069             45,895
                                                                         ------------------ ------------------
                                                                              536,427            522,810
                                                                         ------------------ ------------------

4.   Marketable            All of the Company's marketable securities consist of
     Securities            Clifton Mining Company (Clifton) common stock and are
                           classified as available for sale. Some of the officers of the Company are also officers of Clifton.

                           Information related to marketable securities classified as available for sale is as follows:

                                                                                     Years Ended
                                                                                     December 31,
                                                                         -------------------------------------
                                                                                2000               1999
                                                                         -------------------- ----------------
                           Cost                                          $     13,344         $   20,017
                           Unrealized holding gain                             16,549             24,823
                                                                         -------------------- ----------------
                           Carrying value                                $     29,893         $   44,840
                                                                         -------------------- ----------------
                           Changes in the unrealized holding gain on marketable
                           securities available-for-sale and reported as a
                           separate component of stockholders' deficit are as
                           follows:

                                                                                     Years Ended
                                                                                     December 31,
                                                                         -------------------------------------
                                                                                2000               1999
                                                                         -------------------- ----------------
                           Balance, beginning of year                    $      24,823        $   92,885
                           Unrealized holding loss                              (8,274)          (68,062)
                           Deferred income tax effect related to the
                            unrealized holding gain                               -                 -
                                                                         -------------------- ----------------
                           Carrying value                                $      16,549        $   24,823
                                                                         -------------------- ----------------

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.

                                                   Notes to Financial Statements

                                                                       Continued
--------------------------------------------------------------------------------

5.   Property              Property and equipment consists of the following:
     Equipment

                                                                                   December 31,
                                                                       -------------------------------------
                                                                             2000               1999
                                                                       ------------------ ------------------
                           Mining claims                               $     67,041       $     67,041
                           Deferred mine development costs                   11,842             11,842
                           Machinery and equipment                           42,616             42,616
                           Vehicles                                           2,221              2,221
                           Office equipment and fixtures                     16,941             16,941
                                                                       ------------------ ------------------
                                                                       ------------------ ------------------
                                                                            140,661            140,661
                            Less accumulated depreciation and
                              amortization                                  (59,778)           (59,778)
                                                                       ------------------ ------------------
                                                                       $     80,883       $     80,883
                                                                       ------------------ ------------------

                           Mining Properties
                           The Company's property lies in the Gold Hill/Clifton Mining District, Tooele County, in northwest Utah.

                           The Company's property consists of 8 patented mining claims of approximately 133 acres.


6.   Notes                 Notes payable are comprised of the following:
     Payable

                                                                                   December 31,
                                                                       -------------------------------------
                                                                             2000               1999
                                                                       ------------------ ------------------
                           Unsecured note payable to an
                           individual, with interest at 8%,
                           due on demand                               $     82,500       $     82,500

                           Non-interest bearing note
                           Payable to a shareholder, with
                           8% imputed interest, secured by
                           mining claims and due on demand                   41,159             41,159

                           Unsecured notes payable to
                           Individuals, with interest ranging
                           from 7% to 12%, due on demand                     19,750             19,750
                                                                       ------------------ ------------------
                                                                       $    143,409       $    143,409
                                                                       ------------------ ------------------

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.

                                                   Notes to Financial Statements

                                                                       Continued
--------------------------------------------------------------------------------

7.  Related                Payables to related parties consist of the following:
    Party
    Payable

                                                                                    December 31,
                                                                       -------------------------------------
                                                                             2000               1999
                                                                       ------------------ ------------------
                           Accrued salaries and wages due to
                           Certain officers/shareholders of the
                           Company. These amounts are non-             $  1,778,925       $  1,778,925
                           interest bearing and are payable on
                           demand

                           Unsecured non-interest bearing
                           cash advances from Clifton Mining
                           Company. The company is a
                           shareholder of Clifton and has some               96,583            121,483
                           common management

                           Unsecured non-interest bearing
                           notes payable to directors of the
                           Company, due on demand                            31,328             31,328
                                                                       ------------------ ------------------
                                                                       $  1,906,836       $  1,919,736
                                                                       ------------------ ------------------

8.   Income                The provision for income taxes differs from the
     Taxes                 amount computed at federal statutory rates as
                           follows:

                                                                                     Years Ended
                                                                                     December 31,
                                                                         -------------------------------------
                                                                                2000               1999
                                                                         -------------------- ----------------
                           Income tax benefit at statutory rate          $      6,000           $   17,000
                           Expiration of net operating loss                  (162,000)                -
                           Expiration of investment tax credit                (23,000)                -
                           Change in valuation allowance                      179,000              (17,000)
                                                                         -------------------- ----------------
                                                                         $       -            $       -
                                                                         -------------------- ----------------

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.

                                                   Notes to Financial Statements

                                                                       Continued
--------------------------------------------------------------------------------

8.   Income                Deferred tax assets (liabilities)are comprised of the
     Taxes                 following:
     Continued

                                                                                     Years Ended
                                                                                     December 31,
                                                                         -------------------------------------
                                                                                2000               1999
                                                                         -------------------- ----------------
                           Net operating loss carryforward               $    3,443,000       $   3,599,000
                           Investment tax credit carryforward                      -                 23,000
                                                                         -------------------- ----------------
                                                                         $    3,443,000       $   3,622,000
                                                                         -------------------- ----------------
                           Valuation allowance                               (3,443,000)         (3,622,000)
                                                                         -------------------- ----------------
                                                                         $         -          $        -
                                                                         -------------------- ----------------

                           As of December 31, 2000, the Company had net operating losses of approximately $10,141,000 which began to expire in 1999. If substantial changes in the Company's ownership should occur, would be an annual limitation of the amount of net operating loss carryforwards which could be utilized. The ultimate realization of these carryforwards is due, in part, on the tax law in effect at the time and future events which cannot be determined.

9.  Supplemental           Actual amounts paid for interest and income taxes are
    Cash Flow              as follows:
    Information

                                                                                 December 31,
                                                                     -------------------------------------
                                                                           2000               1999
                                                                     ------------------ ------------------
                           Interest                                  $        4,106     $           457
                                                                     ------------------ ------------------
                           Income Taxes                              $                  $
                                                                     ------------------ ------------------

10.  Fair Value of         The Company's financial instruments consist of cash,
     Financial             marketable securities, payables, and notes payable.
     Instruments           The carrying amount of cash, marketable securities,
                           and payables approximates fair value because of the short-term nature of these items. The carrying amount of the notes payable approximates fair value as the individual borrowings bear interest at market interest rates.

11.  Commitments and       The Company may become subject to investigations,
     Contingencies         claims or lawsuits ensuing out of the conduct of its
                           business, including those related to environmental safety and health, product liability, commercial transactions etc. The Company is currently not aware of any such items which it believes could have a material adverse affect on its financial position.

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.

                                                   Notes to Financial Statements

                                                                       Continued
--------------------------------------------------------------------------------

12.  Recent                SFAS No. 133, Accounting for Derivative Instruments
     Accounting            and Hedging Activities, was issued in June 1998 and
     Pronounce-ments       amended by SFAS No. 138, issued in June 2000. The
                           requirements of SFAS No. 133, as amended, will be effective for the Company in the first quarter of the fiscal year beginning January 1, 2001. The standard establishes accounting and reporting standards for derivative instruments embedded in other contracts and for hedging activities. Under the standard, certain contracts that were not formerly considered derivatives may now meet the definition of a derivative. The Company has determined SFAS 133 to have no impact on the Company's financial position and results of operations because the Company has no derivative activity.

                           SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in September 2000. SFAS No. 140 is a replacement of SFAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. Most of the provisions of SFAS No. 125 were carried forward to SFAS No. 140 without reconsideration by the Financial Accounting Standards Board (FASB), and some were changed only in minor ways. In issuing SFAS No. 140, the FASB included issues and decisions that had been addressed and determined since the original publication of SFAS No. 125. SFAS No. 140 is effective for transfers after March 31, 2001.
                           Management does not expect the adoption of SFAS No.
                            140 to have a significant impact on the financial
                           position or results of operations of the Company.

                           In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101 (SAB 101"), Revenue Recognition in Financial Statements, which provides guidance on the recognition, presentation, and disclosure of revenue in financial statements filed with the SEC. SAB 101 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. The adoption of this standard in 2000 did not result in any significant change in the Company's financial statements.

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.

                                                   Notes to Financial Statements

                                                                       Continued
--------------------------------------------------------------------------------
13.  Subsequent            Stock Purchase Agreement
     Events                The Company has entered into an agreement and plan of
                           share exchange with another company. The agreement calls for the issuance of capital stock in exchange for all of the issued and outstanding capital stock of the other company.

                           Settlement and Release Agreement
                           The Company has entered a settlement and release agreement with Clifton. The agreement calls for the transfer of the mining claims and certain other assets with an aggregate value at December 31, 2000 of $69,401 to Clifton in exchange for the release of the Clifton obligation which at December 31, 2000 was $96,583. The agreement is subject to shareholder approval.

--------------------------------------------------------------------------------

                              RENAISSANCE MAN, INC.
                                  BALANCE SHEET
                                   (Unaudited)

           Assets                                                          September 30, 2001
                                                                          ---------------------
Cash                                                                        $             -
Prepaid expenses                                                                          -
Note receivable--related party                                                       15,000
Equipment, net                                                                        5,709
Intangible asset                                                                  1,004,187
                                                                            ---------------

         Total assets                                                       $     1,024,896
                                                                            ===============

   Liabilities and Organizers' (Deficit)

Current liabilities:
   Accounts payable - related party                                         $     3,098,727
   Related party payables                                                           460,000
   Accounts payable and accrued expenses                                             65,000
   Accrued interest -related party                                                   29,500
   Stockholder loans                                                                 13,000
   Notes payable--related party                                                     200,000
                                                                            ---------------
         Total current liabilities                                                3,866,227

Long term liabilities:
   Note payable--related party                                                      600,000
                                                                            ---------------

         Total liabilities                                                        4,466,227
                                                                            ---------------

Organizers' deficit:
   Common stock, par value $1 per share, 10,000,000
     shares authorized, 9,350,000 shares issued and
     Outstanding                                                                    350,000
   Deficit accumulated during the development stage                              (3,791,331)
                                                                            ---------------
         Total organizers' deficit                                               (3,441,331)
                                                                            ---------------

         Total liabilities and organizers' deficit                          $     1,024,896
                                                                            ===============

            See accompanying notes to condensed financial statements.

                              RENAISSANCE MAN, INC.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                                  Nine Months            Nine             Period from
                                                     Ended           Months Ended        Inception to
                                                 September 30,      September 30,       September 30,
                                                      2001               2000               2001
                                                 ---------------    ---------------    ----------------
Revenues:
   Revenue                                       $       4,676      $    52,679        $    433,271
   Cost of Sales                                         2,633           84,273             686,053
   General and administrative                          922,175          210,096           2,276,865
                                                 --------------     ------------       -------------
     Loss from operations                             (920,132)        (241,690)         (2,529,647)

Other income (expense):
   Interest and factoring expense                     (557,735)        (348,435)         (1,261,684)
   Other income                                           -                -                   -
                                                 --------------     ------------       -------------
Loss before provision for income taxes              (1,477,867)        (590,125)         (3,791,331)

Provision for income taxes                                -                -                   -
                                                 --------------     ------------       -------------
Net loss                                         $  (1,477,867)     $  (590,125)       $ (3,791,331)
                                                 ==============     ============       =============

Loss per share, basic and diluted                $        (.16)     $      (.06)
                                                 ==============     ============

Weighted average shares - basic and
  diluted                                            9,350,000        9,350,000
                                                 ==============     ============

            See accompanying notes to condensed financial statements.

                              RENAISSANCE MAN, INC.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                      Period from
                                                      Nine Months Ended               Inception to
                                               September 30,      September 30,       September 30,
                                                   2001               2000                2001
                                              ---------------     --------------    ------------------
Cash flows from operating activities:
   Net loss                                   $   (1,477,867)     $    (590,125)    $      (3,791,331)
   Adjustments to reconcile net loss to
    net cash used in operating
    activities:
     Depreciation and amortization                      -                 2,915                 6,403
     Increase in:
       Accounts payable and accrued
         expenses                                     89,500               -                   94,500
       Related party payables                        460,000               -                  460,000
                                              ---------------     --------------    ------------------

          Net cash used in
          Operating activities                      (928,367)          (587,210)           (3,230,428)
                                              ---------------     --------------    ------------------

Cash flows from investing activities:
   Issuance of note receivable                       (15,000)              -                  (15,000)
   Purchase of equipment                                -                  -                  (12,112)
   Purchase of intangible                               -                  -                 (104,187)
   Purchase of certificate of deposit                   -                  -                  (13,500)
   Redemption of certificate of deposit                 -                  -                   13,500
                                              ---------------     --------------    ------------------
          Net cash used in
          Investing activities                       (15,000)              -                 (131,299)
                                              ---------------     --------------    ------------------

Cash flows from financing activities:
   Advances from related parties                     943,367            554,914             3,098,727
   Repayment of note payable                            -                  -                 (100,000)
   Loans from stockholders                              -                  -                   13,000
   Proceeds  from  issuance of stock and
     stock purchase note                                -                  -                  350,000
                                              ---------------     --------------    ------------------

          Net cash provided by
          Financing activities                       943,367            554,914             3,361,727
                                              ---------------     --------------    ------------------

Net (decrease) in cash                                  -               (32,296)                 -

Cash and cash equivalents, beginning of
  period                                                -                32,296                  -
                                              ---------------     --------------    ------------------

Cash and cash equivalents, end of the
  period                                      $         -         $        -        $            -
                                              ===============     ==============    ==================

            See accompanying notes to condensed financial statements.

                              RENAISSANCE MAN, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)


(1)      Condensed Financial Statements

         The accompanying condensed financial statements have been prepared without audit. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of the dates and for the periods presented herein have been made.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted. These condensed financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2000 Audited Financial Statements. The results of operations for the nine months ended September 30, 2001 are not necessarily indicative of the operating results that may result for the year ending December 31, 2001. The accounting policies followed by the Company are set forth in Note 1 to the Company's December 31, 2000 Audited Financial Statements.

                              RENAISSANCE MAN, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                              Financial Statements
                           December 31, 2000 and 1999


                   (with Independent Auditors' Report thereon)

                              RENAISSANCE MAN, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                Table of Contents

                           December 31, 2000 and 1999


                                                                       Page(s)

Independent Auditors' Report............................................F-28

Financial Statements:
   Balance Sheets ......................................................F-29

   Statements of Operations.............................................F-30

   Statements of Changes in Organizers' Deficit.........................F-31

   Statements of Cash Flows.............................................F-32

   Notes to Financial Statements........................................F-33

                          Independent Auditors' Report


To the Directors
Renaissance Man, Inc.
Greenville, South Carolina


We have audited the accompanying balance sheets of Renaissance Man, Inc. (a Texas corporation) (a development stage enterprise) as of December 31, 2000 and 1999, and the related statements of operations, organizers' deficit and cash flows for the years then ended and for the period from July 29, 1997 (date of inception) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Renaissance Man, Inc. (a development stage enterprise) at December 31, 2000 and 1999, and the results of its operations and its cash flows for periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Crisp Hughes Evans LLP

Asheville, North Carolina
December 6, 2001

                              RENAISSANCE MAN, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                 Balance Sheets

                           December 31, 2000 and 1999


                                                                                  2000                 1999
                                                                                  ----                 ----
           Assets
Cash                                                                        $             -       $        32,296
Prepaid expenses                                                                          -                16,168
Equipment, net                                                                        5,709                 9,595
Intangible asset                                                                  1,004,187             1,004,187
                                                                            ---------------       ---------------

         Total assets                                                       $     1,009,896       $     1,062,246
                                                                            ===============       ===============

   Liabilities and Organizers' Deficit

Current liabilities:
   Account payable--related party                                           $     2,155,360       $     1,267,520
   Accrued interest payable                                                           5,000                45,000
   Note payable--related party                                                      100,000               100,000
   Stockholder loans                                                                 13,000                13,000
                                                                            ---------------       ---------------
         Total current liabilities                                                2,273,360             1,425,520

Note payable, net of current portion                                                700,000               800,000
                                                                            ---------------       ---------------

         Total liabilities                                                        2,973,360             2,225,520
                                                                            ---------------       ---------------

Organizers' deficit:
   Common stock, par value $1 per share, 10,000,000
     shares authorized, 9,350,000 shares issued and
     outstanding                                                                    350,000               350,000
    Deficit accumulated during the development stage                             (2,313,464)           (1,513,274)
                                                                            ---------------       ---------------
         Total organizers' deficit                                               (1,963,464)           (1,163,274)
                                                                            ---------------       ---------------

         Total liabilities and organizers' deficit                          $     1,009,896       $     1,062,246
                                                                            ===============       ===============

The accompanying notes are an integral part of these financial statements.

                              RENAISSANCE MAN, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                            Statements of Operations

                     Years Ended December 31, 2000 and 1999,
 and for the Period from July 29, 1997 (date of inception) through December 31, 2000

                                                                                                   July 27, 1997
                                                                                                  (inception) to
                                                                                                   December 31,
                                                            2000                  1999                 2000
                                                       ---------------      ---------------       ---------------
Net sales                                              $        52,679      $       375,052       $       428,595

Cost of sales                                                   84,273              496,826               683,420
                                                       ---------------      ---------------       ---------------
         Gross loss                                            (31,594)            (121,774)             (254,825)

Operating expenses                                             271,186              906,937             1,354,690
                                                       ---------------      ---------------       ---------------

         Operating loss                                       (302,780)          (1,028,711)           (1,609,515)

Other expense:
   Interest and factoring expense                             (497,410)            (206,539)             (703,949)
                                                       ---------------      ---------------       ---------------

Loss before income taxes                                      (800,190)          (1,235,250)           (2,313,464)

Income taxes                                                         -                    -                     -
                                                       ---------------      ---------------       ---------------

         Net loss                                      $      (800,190)     $    (1,235,250)      $    (2,313,464)
                                                       ===============      ===============       ===============

The accompanying notes are an integral part of these financial statements.

                              RENAISSANCE MAN, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                  Statements of Changes in Organizers' Deficit

                     Years Ended December 31, 2000 and 1999,
 and for the Period from July 29, 1997 (date of inception) through December 31, 1998


                                                                                                     Deficit
                                                                                                   Accumulated
                                                                    Common Stock                   During the
                                                          ---------------------------------        Development
                                                              Shares              Amount              Stage              Total
                                                          --------------     --------------      --------------     --------------
Inception, July 29, 1997                                               -                  -      $            -     $            -

Proceeds from the sale of stock to organizers                  9,350,000            350,000                   -            350,000

Net loss                                                               -                  -            (278,024)          (278,024)
                                                          --------------     --------------      --------------     --------------

Balance, December 31, 1998                                     9,350,000            350,000            (278,024)            71,976

Net loss                                                               -                  -          (1,235,250)        (1,235,250)
                                                          --------------     --------------      --------------     --------------

Balance, December 31, 1999                                     9,350,000            350,000          (1,513,274)        (1,163,274)

Net loss                                                               -                  -            (800,190)          (800,190)
                                                          --------------     --------------      --------------     --------------

Balance, December 31, 2000                                     9,350,000            350,000      $   (2,313,464)    $   (1,963,464)
                                                          ==============     ==============      ==============     ==============

The accompanying notes are an integral part of these financial statements.

                              RENAISSANCE MAN, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                            Statements of Cash Flows

                     Years Ended December 31, 2000 and 1999,
 and for the Period from July 29, 1997 (date of inception) through December 31, 2000

                                                                                                                July 27, 1997
                                                                                                               (inception) to
                                                                                                                December 31,
                                                                          2000                 1999                 2000
                                                                          ----                 ----                 ----
Net cash used for pre-operating activities:
   Net loss                                                        $       (800,190)     $     (1,235,250)    $     (2,313,464)
   Adjustments to reconcile net loss to net cash
     provided by pre-operating activities:
     Depreciation                                                             3,886                 2,517                6,403
     Net changes in pre-operating assets and liabilities:
       Accrued expenses                                                     (40,000)               62,976                5,000
       Prepaid expenses                                                      16,168               (16,168)                   -
                                                                   ----------------      ----------------     ----------------
         Net cash used by pre-operating activities                         (820,136)           (1,185,925)          (2,302,061)
                                                                   ----------------      ----------------     ----------------

Cash flows from investing activities:
   Purchase of equipment                                                          -                (8,612)             (12,112)
   Purchase of intangible                                                         -              (104,187)            (104,187)
   Purchase of certificate of deposit                                             -                     -              (13,500)
   Redemption of certificate of deposit                                           -                13,500               13,500
                                                                   ----------------      ----------------     ----------------
         Net cash used in investing activities                                    -               (99,299)            (116,299)
                                                                   ----------------      ----------------     ----------------

Cash flows from financing activities:
   Advances from related party                                              887,840             1,267,520            2,155,360
   Repayment of note payable                                               (100,000)                    -             (100,000)
   Loans from stockholders                                                        -                     -               13,000
   Proceeds from issuance of stock and stock purchase note                        -                50,000              350,000
                                                                   ----------------      ----------------     ----------------
         Net cash provided by financing activities                          787,840             1,317,520            2,418,360
                                                                   ----------------      ----------------     ----------------

Net increase (decrease) in cash and cash equivalents                        (32,296)               32,296                    -
Cash and cash equivalents at beginning of period                             32,296                     -                    -
                                                                   ----------------      ----------------     ----------------
Cash and cash equivalents at end of period                         $              -      $         32,296     $              -
                                                                   ================      ================     ================

Supplemental disclosures of cash flow information:
   Cash paid during the year for:
     Interest                                                      $         40,000      $              -     $         40,000
                                                                   ================      ================     ================

Supplemental disclosure of non-cash investing activities:
   Issuance of note payable to acquire intangible asset            $              -      $        900,000     $        900,000
                                                                   ================      ================     ================


The accompanying notes are an integral part of these financial statements.

                              RENAISSANCE MAN, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          Notes to Financial Statements

                           December 31, 2000 and 1999

1.       Summary of Significant Accounting Policies and Activities

         Renaissance Man, Inc. (the "Company") was incorporated on July 29, 1997, under the laws of the state of Texas for the purpose of marketing alternative beverages. The Company is a development stage enterprise as defined by Statement of Financial Accounting Standard No. 7, Accounting and Reporting by Development Stage Enterprises, as it devotes substantially all its efforts to establishing a new business. The Company's planned principal operations have not commenced and significant revenue has not been recognized from the planned principal operations.

         Year End - The Company has adopted a fiscal year ending on December 31.

         Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

         Cash and Cash Equivalents - Cash and cash equivalents include cash on hand and demand deposits in financial institutions.

         Equipment - Equipment is stated at cost less accumulated depreciation and amortization, computed principally by the straight line method over the estimated useful lives of the assets.

         Advertising Costs - The Company expenses advertising costs as incurred.

         Long-Lived Assets - Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset's carrying amount over the fair value of the asset. Impairment losses on long-lived assets to be disposed are recognized based on the excess of the asset's carrying amount over fair value less cost to sell.

         Income Taxes - The Company utilizes the liability method of computing income taxes. Under the liability method, deferred tax liabilities and assets are established for future tax return effects of temporary differences between the stated value of assets and liabilities for financial reporting purposes and their tax bases. The focus is on accruing the appropriate balance sheet deferred tax amount.

         An evaluation of the probability of being able to realize the future benefits of deferred tax assets is made. A valuation allowance is provided for the portion of the deferred tax asset when it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company has provided such a valuation reserve for all net deferred tax assets.

2.       Related Party Balances

         Periodically, stockholders loan funds to the Company. As of December 31, 2000 and 1999, the Company owed to stockholders a total of $13,000. These advances bear no interest and do not have fixed repayment terms.

         Stockholders of the Company own an entity that provides funding for the Company's operating expenses. The Company has a signed financing contract with this entity. The amount owed by the Company as of December 31, 2000 and 1999 under this contract, was $2,155,360 and $1,267,520, respectively. Factoring fees charged to the Company under this arrangement were approximately $443,000 and $161,000 for the years ended December 31, 2000 and 1999, respectively. This amount is included in accounts payable--related party.

3.       Intangible Asset

         In 1999, the Company purchased the rights to drink formulas developed by Aloe for approximately $1,000,000. The Company paid $100,000 down and issued a promissory note for the balance. Due to the development of the business, amortization of this intangible has not yet begun. When operations begin, the asset will be amortized over its useful life.

4.       Note Payable--Related Party

         As of December 31, 2000 and 1999, note payable--related party consisted of the following:

                                                                                       December 31,
                                                                          -------------------------------------
                                                                                2000                 1999
                                                                          ----------------     ----------------
         Note payable to Aloe, annual payments of
            $100,000, plus interest, at 6% per annum with
            final maturity on March 1, 2008.                              $        800,000     $        900,000
         Less:  current maturities                                                (100,000)            (100,000)
                                                                          ----------------     ----------------
                Long-term portion                                         $        700,000     $        800,000
                                                                          ================     ================

         Notes payable mature as follows:

                  2001                                  $         100,000
                  2002                                            100,000
                  2003                                            100,000
                  2004                                            100,000
                  2005                                            100,000
                  Thereafter                                      300,000
                                                        -----------------
                                                        $         800,000
                                                        =================

         The intangible asset, which consists of drink formulas, is collateral for this loan.

5.       Income Taxes

         The components of the deferred tax asset at December 31, 2000 and 1999, are as follows:

                                                                                       December 31,
                                                                         ---------------------------------------
                                                                                2000                 1999
                                                                         ------------------    -----------------
         Deferred tax asset:
            Net operating losses                                         $          833,000    $         505,000
            Valuation allowance                                                    (833,000)            (505,000)
                                                                         ------------------    -----------------
                Net deferred tax asset                                   $                -    $               -
                                                                          =================    =================

         The Company has recorded a valuation allowance equal to the net deferred tax asset at December 31, 2000 and 1999, as the realization of this asset is dependent on the Company's ability to generate future taxable income during the periods in which temporary differences become deductible.

         As of December 31, 2000, the Company has operating loss carryforwards of approximately $2.2 million for federal and state purposes that may be used to offset future taxable income. The carryforwards expire through 2020.

                        AMERICAN CONSOLIDATED MINING CO.
                            AND RENAISSANCE MAN, INC.
                PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   [Unaudited]

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of American Consolidated Mining Co. (a Utah corporation) ("ACMC") and the balance sheet of Renaissance Man, Inc. (a Texas corporation) ("RMI") as of September 30, 2001, accounting for the transaction as a recapitalization of RMI with the issuance of shares for the net assets of ACMC (a reverse acquisition) and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of September 30, 2001.

The following unaudited proforma condensed combined statements of operations combine the results of operations of ACMC and the results of operations of RMI for the nine months ended September 30, 2001 and the year ended December 31, 2001 as if the transaction had occurred as of the beginning of each respective period.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of ACMC and RMI. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

                        AMERICAN CONSOLIDATED MINING CO.
                            AND RENAISSANCE MAN, INC.
               UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET
                               September 30, 2001

                                     ASSETS
                                                                        American
                                                  Renaissance         Consolidated      Proforma
                                                   Man, Inc.            Mining Co.      Increase           Proforma
                                                    [RMI]                [ACMC]        (Decrease)          Combined
                                                 ------------         ------------  ---------------     -------------
ASSETS:
    Cash                                         $          -         $        156  $[F]       (156)    $           -
    Marketable securities                                   -               21,922   [F]    (21,922)                -
    Note receivable - related party                    15,000                    -                -            15,000
    Property and Equipment, net                         5,709               80,883   [E]    (80,883)            5,709
    Intangible and other assets, net                1,004,187               10,522   [F]    (10,522)        1,004,187
                                                 ------------         ------------  ---------------     -------------
                                                 $  1,024,896         $    113,483  $      (113,483)    $   1,024,896
                                                 ------------         ------------  ---------------     -------------

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
LIABILITIES:
    Notes payable - receivable funding           $  3,098,727         $          -  $             -     $   3,098,727
    Related party payables                            460,000            1,897,561   [F] (1,803,753)          460,000
                                                                                     [E]    (93,808)                -
    Accounts payable and
      accrued expenses                                 65,000              543,565   [F]   (476,268)           65,000
    Accrued interest - related party                   29,500                    -   [E]    (67,297)           29,500
    Stockholder loans                                  13,000                    -                -            13,000
    Notes payable                                           -              143,409   [F]   (143,409)                -
    Notes payable - related party                     200,000                    -                -           200,000
                                                 ------------         ------------  ---------------     -------------
       Total current liabilities                    3,866,227            2,584,535       (2,584,535)        3,866,227

    Notes payable - related party                     600,000                    -                -           600,000
                                                 ------------         ------------  ---------------     -------------
       Total liabilities                            4,466,227            2,584,535       (2,584,535)        4,466,227
                                                 ------------         ------------  ---------------     -------------

STOCKHOLDERS' EQUITY (DEFICIT):
    Common stock                                      113,500              699,990   [B]   (113,500)          115,000
                                                                                     [A]    100,000
                                                                                     [D]   (692,990)
                                                                                     [F]      7,400
                                                                                     [G]        600
    Additional paid-in capital                        236,500            7,323,739   [A]   (100,000)          235,000
                                                                                     [B]    113,500
                                                                                     [C](10,510,031)
                                                                                     [D]    692,990
                                                                                     [E]     80,222
                                                                                     [F]  2,398,680
                                                                                     [G]       (600)
    Accumulated other comprehensive
      income                                                -               15,250   [F]    (15,250)                -
    Retained deficit                               (3,791,331)         (10,510,031)  [C] 10,510,031        (3,791,331)
                                                 ------------         ------------  ---------------     -------------
       Total Stockholders' Equity (Deficit)        (3,441,331)          (2,471,052)       2,471,052        (3,441,331)
                                                 ------------         ------------  ---------------     -------------
                                                 $  1,024,896         $    113,483  $      (113,483)    $   1,024,896
                                                 ------------         ------------  ---------------     -------------

See Notes To Unaudited Proforma Condensed Financial Statements.

                        AMERICAN CONSOLIDATED MINING CO.
                            AND RENAISSANCE MAN, INC.
        UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR
                    THE NINE MONTHS ENDED SEPTEMBER 30, 2001


                                                                       American
                                                 Renaissance          Consolidated        Proforma
                                                  Man, Inc.            Mining Co.         Increase         Proforma
                                                    [RMI]                [ACMC]          (Decrease)        Combined
                                                 ------------         ------------      -----------       -----------
REVENUE                                          $      4,676         $          -                -       $     4,676
                                                 ------------         ------------      -----------       -----------
OPERATING EXPENSES:
    Cost of sales                                       2,633                    -                -             2,633
    General and administrative                        922,175               14,121                -           936,296
                                                 ------------         ------------      -----------       -----------
    Total operating expenses                          924,808               14,121                -           938,929
                                                 ------------         ------------      -----------       -----------
INCOME (LOSS) FROM OPERATIONS                        (920,132)             (14,121)               -          (934,253)

    Interest expense                                 (557,735)              (8,559)               -          (566,294)
    Other income                                            -               18,318                -            18,318
                                                 ------------         ------------      -----------       -----------
(LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES                       (1,477,867)              (4,362)               -        (1,482,229)

PROVISION FOR INCOME TAXES                                  -                    -                -                 -
                                                 ------------         ------------      -----------       -----------
NET LOSS                                         $ (1,477,867)        $     (4,362)     $         -       $(1,482,229)
                                                 ------------         ------------      -----------       -----------
LOSS PER COMMON SHARES                           $       (.16)        $       (.01)          N/A          $      (.13)
                                                 ------------         ------------      -----------       -----------

WEIGHTED AVERAGE SHARES                             9,350,000              700,000                         11,500,000
                                                 ------------         ------------      -----------       -----------

                        AMERICAN CONSOLIDATED MINING CO.
                            AND RENAISSANCE MAN, INC.
        UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR
                        THE YEAR ENDED DECEMBER 31, 2000


                                                                        American
                                                 Renaissance          Consolidated        Proforma
                                                  Man, Inc.            Mining Co.         Increase         Proforma
                                                    [RMI]                [ACMC]          (Decrease)        Combined
                                                 ------------         ------------      -----------       -----------
REVENUE                                          $     52,679         $          -                -       $    52,679
                                                 ------------         ------------      -----------       -----------
OPERATING EXPENSES:
    Cost of sales                                      84,273                    -                -            84,273
    General and administrative                        271,186               14,680                -           285,866
                                                 ------------         ------------      -----------       -----------
    Total operating expenses                          355,459               14,680                -           370,139
                                                 ------------         ------------      -----------       -----------
INCOME (LOSS) FROM OPERATIONS                        (302,780)             (14,680)               -          (317,460)

Interest and factoring expense                       (497,410)             (15,579)               -          (512,989)
Other income (expense)                                      -               13,775                -            13,775
                                                 ------------         ------------      -----------       -----------
(LOSS) FROM OPERATIONS
     BEFORE PROVISION FOR TAXES                      (800,190)             (16,484)               -          (816,674)

PROVISION FOR INCOME TAXES                                  -                    -                -                 -
                                                 ------------         ------------      -----------       -----------
NET LOSS                                         $   (800,190)        $    (16,484)     $         -       $  (816,674)
                                                 ------------         ------------      -----------       -----------

LOSS PER COMMON SHARES                           $       (.09)        $       (.02)          N/A          $      (.07)
                                                 ------------         ------------      -----------       -----------

WEIGHTED AVERAGE SHARES                             9,350,000              700,000                         11,500,000
                                                 ------------         ------------      -----------       -----------

         See Notes To Unaudited Proforma Condensed Financial Statements.

                        AMERICAN CONSOLIDATED MINING CO.
                            AND RENAISSANCE MAN, INC.
       NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS


NOTE 1 - AMERICAN CONSOLIDATED MINING CO.

         AMERICAN CONSOLIDATED MINING CO. ["ACMC"], a Utah corporation, was incorporated on November 5, 1980. During the periods presented, the ACMC has been primarily engaged in seeking a potential merger opportunity with an operating company.

NOTE 2 - RENAISSANCE MAN, INC.

         Renaissance Man, Inc. ["RMI"], was incorporated under the laws of Texas on July 29, 1997 for the purpose of marketing alternative beverages. The Company is a development stage enterprise as defined by Statement of Financial Accounting Standard No. 7, Accounting and Reporting by Development Stage Enterprises, as it devotes substantially all its efforts to establishing a new business. The Company's planned principal operations have not commenced and significant revenue has not been recognized from the planned principal operations.

NOTE 3 - PROFORMA ADJUSTMENTS

         In July 2001, ACMC entered into an agreement and plan of share exchange wherein ACMC would acquire 100% of RMI through the issuance of 10,000,000 shares (post-split) of restricted common stock in a transaction wherein RMI will become a wholly-owned subsidiary of ACMC. Upon closing of the transaction, the shareholders of RMI will own approximately 87% of the issued and outstanding shares of the Company. Because the shares issued in the transaction represent control of the total shares of the outstanding common stock immediately following the transaction, the transaction has been accounted for as a reverse acquisition. Final consummation of the proposed acquisition is subject to various conditions being met and is not guaranteed.

         In connection with the proposed acquisition, ACMC will affect a 100 to 1 reverse split of its common stock, thus reducing its shares outstanding just prior to the acquisition. At September 30, 2001, ACMC had 69,998,900 shares outstanding. After the acquisition, stock split and other stock issuances noted below under notes [F] and [G], there will be approximately 11,500,000 shares of common stock outstanding.

         Pro forma adjustments on the attached financial statements include the following:

         [A] To record the acquisition of RMI by ACMC through the issuance of 10,000,000 shares of common stock. The ownership interests of the former owners of RMI in the combined enterprise will be greater than that of the ongoing shareholders of ACMC and, accordingly, the management of RMI will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of RMI, wherein RMI purchased the assets of ACMC and accounted for the transaction as a "Reverse Acquisition" for accounting purposes.

                        AMERICAN CONSOLIDATED MINING CO.
                            AND RENAISSANCE MAN, INC.
       NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 3 - PROFORMA ADJUSTMENTS [Continued]

         [B]      To eliminate the common stock of the RMI for consolidation.

         [C] To eliminate the accumulated deficit of ACMC at the date of acquisition to reflect the purchase by RMI for accounting purposes.

         [D] To record the 100 TO 1 reverse common stock split resulting in 699,989 shares of ACMC common stock outstanding prior to the acquisition and prior to transactions noted in [F] and [G] (as of September 30, 2001).

         [E] To reflect the transfer of the property and equipment of ACMC in the net amount of $80,883 and related liabilities of ACMC of $67,297 to Clifton Mining Company (a related entity) in exchange for forgiveness of liabilities owed to Clifton Mining Company in the amount of approximately $93,808 as of September 30, 2001. The gain resulting from the exchange (approximately $80,222) is reflected as an adjustment to stockholders' deficit.

         [F] To record the issuance of approximately 740,000 shares of ACMC common stock, transfer of ACMC other assets and payment of existing ACMC cash (including estimated cash received upon sale of marketable securities) as payment of ACMC liabilities in the amount of $2,423,430 as of September 30, 2001. In accordance with the Agreement and Plan of Share Exchange, as of the closing date there can be no more than $10,000 of liabilities and no more than 1,500,000 shares of common stock outstanding on ACMC's books. Accordingly, ACMC intends to settle all liabilities prior to closing through the issuance of common stock and payment of existing cash. The majority of the outstanding liabilities are owed to related parties. There can be no assurance that ACMC will be successful in settling the outstanding liabilities.

         [G] To record the issuance of 60,000 shares of ACMC common stock to six officers and directors as payment for services rendered.

NOTE 4 - PROFORMA (LOSS) PER SHARE

         The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition and the shares issued for settlement of liabilities and as payment of services, as though such shares had been outstanding from the beginning of the periods presented. The computation also reflects the 100 to 1 reverse stock split.

         Dilutive earnings per share was not presented, as its effect was anti-dilutive for the periods presented.

                                     ANNEX A

                      AGREEMENT AND PLAN OF SHARE EXCHANGE

         This Agreement and Plan of Share Exchange (hereinafter the "Agreement") is entered into effective as of this 14th day of July, 2001, by and among American Consolidated Mining Co., a Utah corporation (hereinafter "ACMC"), Renaissance Man, Inc., a Texas corporation (hereinafter "RMI") and the owners of all the outstanding shares of common stock of RMI (hereinafter the "RMI Stockholders").

                                    RECITALS:

         WHEREAS, the RMI Stockholders own 9,350,000 shares of RMI common stock which represents all of the issued and outstanding shares of RMI (the "RMI Common Stock"). ACMC desires to acquire the RMI Common Stock solely in exchange for voting common stock of ACMC, making RMI a wholly-owned subsidiary of ACMC; and

         WHEREAS, the RMI Stockholders (as set forth on the attached Exhibit "A") desire to acquire voting common stock of ACMC in exchange for the RMI Common Stock, as more fully set forth herein.

         NOW THEREFORE, for the mutual consideration set out herein and other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

         1. Plan of Share Exchange. It is hereby agreed that all of the RMI Common Stock shall be acquired by ACMC in exchange solely for ACMC common voting stock (the "ACMC Shares"). It is the intention of the parties hereto that all of the issued and outstanding shares of capital stock of RMI shall be acquired by ACMC in exchange solely for ACMC common voting stock and that this entire transaction qualify as a corporate reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related or other applicable sections thereunder. However, neither party is making any representations or warranties regarding the tax treatment of this transaction.

         2. Exchange of Shares. ACMC and RMI Stockholders agree that on the Closing Date or at the Closing as hereinafter defined, the RMI Common Stock shall be delivered at Closing to ACMC in exchange for the ACMC Shares, after giving effect to a 100 to 1 reverse stock split (the "ACMC Reverse Stock Split") as to all presently outstanding shares of ACMC common stock, as follows:

         (a) At Closing, ACMC shall, subject to the conditions set forth herein, issue an aggregate of 11,000,000 shares of ACMC common stock for immediate delivery to the RMI Stockholders on the basis of 1.176470588 ACMC Shares for each outstanding share of RMI Common Stock.

         (b) Unless otherwise agreed by ACMC and RMI this transaction shall close only in the event ACMC is able to acquire all of the outstanding RMI Common Stock.

         3. Pre-Closing Events. The Closing is subject to the completion of the following:

         (a) ACMC shall have authorized 70,000,000 shares of $.01 par value common stock.

         (b) ACMC shall have effectuated the ACMC Reverse Stock Split at or prior to Closing, and shall have 1,500,000 shares of its common stock issued and outstanding and no other shares of capital stock issued or outstanding.

         (c) ACMC shall demonstrate to the reasonable satisfaction of RMI that it has no material assets and that its liabilities, contingent and fixed, do not exceed $10,000.

         4. Exchange of Securities. As of the Closing Date each of the following shall occur:

         (a) Each share of RMI Common Stock issued and outstanding immediately prior to the Closing Date shall be exchanged for 1.176470588 ACMC Shares to be delivered at Closing. All such outstanding shares of RMI Common Stock shall be deemed, after Closing, to be owned by ACMC. The holders of such certificates previously evidencing shares of RMI Common Stock outstanding immediately prior to the Closing Date shall cease to have any rights with respect to such shares of RMI Common Stock except as otherwise provided herein or by law;

         (b) Any shares of RMI Common Stock held in the treasury of RMI immediately prior to the Closing Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto; and

         (c) The 1,500,000 shares of ACMC common stock previously issued and outstanding prior to the Closing, after giving effect to the ACMC Reverse Split, will remain outstanding.

         5. Other Events Occurring at Closing. At Closing, the following shall be accomplished:

         (a) ACMC shall file an amendment to its Articles of Incorporation with the Division of Corporation and Commercial Code of the State of Utah in substantially the form attached hereto as Exhibit "B" effecting an amendment to its Certificate of Incorporation to reflect a name change and to accomplish the ACMC Reverse Stock Split, all as set forth in the attached Exhibit "B".

         (b) The resignation of the existing ACMC officers and directors and appointment of new officers and directors as described in Section 12(f) hereof.

         6. Other Matters.

         (a) Except as otherwise described herein, including the ACMC Reverse Stock Split, there shall be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of, ACMC's capital stock after the date hereof and there shall be no dividends paid on ACMC's capital stock after the date hereof, in each case through and including the Closing Date.

         (b) RMI shall have received all requisite director and shareholder approval of all matters set forth herein, and no shareholder of RMI shall have exercised any dissenters rights under applicable corporate law.

         (c) ACMC shall have received all requisite director and shareholder approval of the matters set forth herein.

         (d) All parties hereto acknowledge and recognize that in 1994 ACMC filed a Form 10 with the Securities and Exchange Commission registering ACMC's common stock pursuant to section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") which Form 10 became effective 60 days after filing. As a result of the Form 10 filing, ACMC became obligated to file annual reports on Form 10-K or 10-KSB, quarterly reports on Form 10-Q or 10-QSB, Current Reports on Form 8-K, other reports and information as described in the 1934 Act and related rules and to otherwise comply with various provisions of the 1934 Act and related rules. Since the Form 10 became effective, the Company has failed to comply with substantially all of the obligations imposed upon it by the 1934 Act (the "1934 Act Violations"). As a result, ACMC could be subject to substantial civil and criminal penalties due to such non-compliance. There can be no assurance that substantial civil and criminal penalties will not be imposed. Moreover, in those instances where ACMC has held shareholder meetings without complying with the proxy rule requirements found in the 1934 Act and related rules, such shareholder actions may be invalid and illegal.

         7. Delivery of Shares. On or as soon as practicable after the Closing Date, RMI will use its best efforts to cause the RMI Stockholders to surrender for cancellation certificates representing their shares of RMI Common Stock, against delivery of certificates representing the ACMC Shares for which the shares of RMI Common Stock are to be exchanged at Closing.

          8. Representations of RMI Stockholders. RMI Stockholders hereby represent and warrant each only as to its own RMI Common Stock, effective this date and the Closing Date as follows:

         (a) Except as may be set forth in Exhibit "A", the RMI Common Stock is free from claims, liens, or other encumbrances, and at the Closing Date RMI Stockholders will have good title and the unqualified right to transfer and dispose of such RMI Common Stock.

         (b) Each RMI Stockholder, respectively, is the sole owner of the issued and outstanding RMI Common Stock as set forth in Exhibit "A";

         (c) No RMI Stockholder has the present intent to sell or dispose of the ACMC Shares and no RMI Stockholder is under a binding obligation, formal commitment, or existing plan to sell or otherwise dispose of the ACMC Shares.

         9. Representations of RMI. RMI hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing Date:

         (a) Except as noted on Exhibit "A", the RMI Stockholders listed on the attached Exhibit "A" are the sole owners of record and beneficially of the issued and outstanding common stock of RMI.

         (b) RMI has no outstanding or authorized capital stock, warrants, options or convertible securities other than as described in the RMI Financial Statements or in Exhibit "A", attached hereto.

         (c) RMI has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors and shareholders of RMI. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which RMI is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to RMI or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or Bylaws of RMI.

         (d) The audited financial statements as of and for the period ended December 31, 2000, which have been or will shortly be delivered to ACMC (hereinafter referred to as the "RMI Financial Statements") are or will be when delivered complete and accurate and fairly present the financial condition of RMI as of the date thereof and the results of its operations for the period covered. There are no material liabilities or obligations, either fixed or contingent, not disclosed in the RMI Financial Statements or in any exhibit or notes thereto other than contracts or obligations in the ordinary course of business; and no such contracts or obligations in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of RMI as reflected in the RMI Financial Statements. RMI has good title to all assets shown on the RMI Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record. The RMI Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes thereto).

         (e) Since the date of the RMI Financial Statements, there have not been any material adverse changes in the financial position of RMI except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of RMI.

         (f) RMI is not a party to any material pending litigation or, to its best knowledge, any governmental investigation or proceeding, not reflected in the RMI Financial Statements, and to its best knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against RMI.

         (g) RMI is in good standing in its jurisdiction of incorporation, and is in good standing and duly qualified to do business in each jurisdiction where required to be so qualified except where the failure to so qualify would have no material negative impact on RMI.

         (h) RMI has (or, by the Closing Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

         (i) RMI has not materially breached any material agreement to which it is a party. RMI has previously given ACMC copies or access thereto of all material contracts, commitments and/or agreements to which RMI is a party including all relationships or dealings with related parties or affiliates.

         (j) RMI has no subsidiary corporations except as described in writing to ACMC.

         (k) RMI has made all material corporate financial records, minute books, and other corporate documents and records available for review to present management of ACMC prior to the Closing Date, during reasonable business hours and on reasonable notice.

         (l) The execution of this Agreement does not materially violate or breach any material agreement or contract to which RMI is a party and has been duly authorized by all appropriate and necessary corporate action under Texas law and RMI, to the extent required, has obtained all necessary approvals or consents required by any agreement to which RMI is a party.

         (m) There are no existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of ACMC, except as contemplated in this Agreement.

         (n) All information regarding RMI that has been delivered to ACMC by RMI for use in connection with the transaction (the "Acquisition") described herein is true, complete and accurate in all material respects.

         10. Representations of ACMC. ACMC hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing Date:

         (a) As of the Closing Date, the ACMC Shares to be issued and delivered to the RMI Stockholders hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued shares of ACMC common stock, fully-paid and nonassessable.

         (b) ACMC has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of ACMC. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which ACMC is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to ACMC or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or Bylaws of ACMC.

         (c) The audited financial statements as of and for the period ended December 31, 2000, which have been or shortly will be delivered to RMI (hereinafter referred to as the "ACMC Financial Statements") are or will be when delivered complete and accurate and fairly present the financial condition of ACMC as of the date thereof and the results of its operations for the period covered. There are no material liabilities or obligations, either fixed or contingent, not disclosed in the ACMC Financial Statements or in any exhibit or notes thereto other than contracts or obligations in the ordinary course of business; and no such contracts or obligations in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of ACMC as reflected in the ACMC Financial Statements. ACMC has good title to all assets shown on the ACMC Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record. The ACMC Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes thereto).

         (d) Since the date of the ACMC Financial Statements, there have not been any material adverse changes in the financial position of ACMC except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of ACMC.

         (e) ACMC is not a party to any material pending litigation or, to its best knowledge, any governmental investigation or proceeding, not reflected in the ACMC Financial Statements, and to its best knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against ACMC.

         (f) ACMC is in good standing in the State of Utah.

         (g) ACMC has (or, by the Closing Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

         (h) ACMC has not materially breached any material agreement to which it is a party. ACMC has previously given RMI copies or access thereto of all material contracts, commitments and/or agreements to which ACMC is a party including all relationships or dealings with related parties or affiliates.

         (i) ACMC has no subsidiary corporations except as described in writing to RMI.

         (j) ACMC has made all material corporate financial records, minute books, and other corporate documents and records available for review to present management of RMI prior to the Closing Date, during reasonable business hours and on reasonable notice.

         (k) The execution of this Agreement does not materially violate or breach any material agreement or contract to which ACMC is a party and has been duly authorized by all appropriate and necessary corporate action under Utah law and ACMC, to the extent required, has obtained all necessary approvals or consents required by any agreement to which ACMC is a party.

         (l) There are no existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of ACMC, except as contemplated in this Agreement.

         (m) All information regarding ACMC that has been delivered to RMI by ACMC for use in connection with the transaction (the "Acquisition") described herein is true, complete and accurate in all material respects.

         (n) Notwithstanding the foregoing representations and warrants, ACMC makes no representations and warranties with respect to the possible penalties, liabilities or effects of the 1934 Act Violations.

         11. Closing. The Closing of the transactions contemplated herein shall take place on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing shall be no later than thirty days following ACMC shareholder approval of the reverse stock split reference in Section 3(b), unless extended by mutual consent of all parties hereto. The "Closing Date" of the transactions described herein (the "Acquisition"), shall be that date on which all conditions set forth herein have been met and the ACMC Shares are issued in exchange for the RMI Common Stock.

         12. Conditions Precedent to the Obligations of RMI. All obligations of RMI under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Closing Date, as indicated below, of each of the following conditions:

         (a) The representations and warranties by or on behalf of ACMC contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing and Closing Date as though such representations and warranties were made at and as of such time.

         (b) ACMC shall have performed and complied with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

         (c) On or before the Closing, the board of directors, and shareholders representing a majority interest the outstanding common stock of ACMC, shall have approved in accordance with applicable state corporation law and the 1934 Act the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

         (d) On or before the Closing Date, ACMC shall have delivered to RMI certified copies of resolutions of the board of directors and shareholders of ACMC approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable ACMC to comply with the terms of this Agreement including the election of RMI's nominees to the Board of Directors of ACMC and all matters outlined herein.

         (e) The Acquisition shall be permitted by applicable law and ACMC shall have sufficient shares of its capital stock authorized to complete the Acquisition.

         (f) At Closing, the existing officers and directors of ACMC shall have resigned in writing from all positions as directors and officers of ACMC effective upon the election and appointment of the RMI nominees.

         (g) At the Closing, all instruments and documents delivered to RMI and RMI Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for RMI.

         (h) The shares of restricted ACMC capital stock to be issued to RMI Stockholders at Closing will be validly issued, nonassessable and fully-paid under Utah law and will be issued in compliance with all federal, state and applicable corporation and securities laws.

         (i) RMI and RMI Stockholders shall have received the advice of their tax advisor, if deemed necessary by them, as to all tax aspects of the Acquisition.

         (j) RMI shall have received all necessary and required approvals and consents from required parties and its shareholders.

         (k) After completing it due diligence investigation prior to the closing, RMI shall have determined that, in RMI's sole discretion, the financial condition of ACMC and the condition of ACMC otherwise is suitable to RMI and its stockholders. In the event that RMI determines, in its sole discretion, that ACMC is not suitable to RMI or its stockholders for any reason whatsoever, then RMI may rescind this Agreement by giving written notice to ACMC. In the event of any such rescission, this Agreement thereafter shall be null and void and neither party shall have any obligation to the other.

         13. Conditions Precedent to the Obligations of ACMC. All obligations of ACMC under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         (a) The representations and warranties by RMI and RMI Stockholders contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

         (b) RMI shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         (c) RMI shall deliver on behalf of the RMI Stockholders a letter commonly known as an "Investment Letter," signed by each of said shareholders, in substantially the form attached hereto as Exhibit "C", acknowledging that the ACMC Shares are being acquired for investment purposes.

         (d) On or before the Closing, the board of directors, and shareholders representing a majority interest the outstanding common stock of RMI, shall have approved in accordance with applicable state corporation law and the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and no shareholder of RMI shall have exercised dissenters rights under applicable corporate law.

         (e) On or before the Closing Date, RMI shall have delivered to ACMC certified copies of resolutions of the board of directors and shareholders of RMI approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable RMI to comply with the terms of this Agreement.

         (f) At the Closing, all instruments and documents delivered to ACMC pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for ACMC.

         (g) The Acquisition shall be permitted by applicable law and ACMC shall have sufficient shares of its capital stock authorized to complete the Acquisition

         (h) The shares of restricted ACMC capital stock to be issued to RMI Stockholders at Closing will be validly issued, nonassessable and fully-paid under Utah law and will be issued in compliance with all federal, state and applicable corporation and securities laws.

         (i) ACMC and ACMC Stockholders shall have received the advice of their tax advisor, if deemed necessary by them, as to all tax aspects of the Acquisition.

         (j) ACMC shall have received all necessary and required approvals and consents from required parties and its shareholders.

         (k) After completing it due diligence investigation prior to the closing, ACMC shall have determined that, in ACMC's sole discretion, the financial condition of RMI and the condition of RMI otherwise is suitable to ACMC and its stockholders. In the event that ACMC determines, in its sole discretion, that RMI is not suitable to ACMC or its stockholders for any reason whatsoever, then ACMC may rescind this Agreement by giving written notice to RMI. In the event of any such rescission, this Agreement thereafter shall be null and void and neither party shall have any obligation to the other.

         14. Indemnification.

         (a) For a period of one year from the Closing, ACMC agrees to indemnify and hold harmless RMI, and for the same period RMI agrees to indemnify and hold harmless ACMC, against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's breach of covenant or warranty or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

         (b) For a period of one year from the Closing, in the event that the liabilities of ACMC exceed $10,000 on the Closing date ACMC agrees to indemnify RMI for the amount of said liabilities in excess of $10,000.

         (c) For a period of one year from the Closing, in the event that the liabilities of RMI are materially different than disclosed to ACMC in ACMC's due diligence investigation prior to the Closing, then RMI agrees to indemnify ACMC for the amount of said liabilities in excess of the disclosed amounts.

         15. Nature and Survival of Representations. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for one year from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         16. Documents at Closing. At the Closing, the following documents shall be delivered:

         (a) RMI will deliver, or will cause to be delivered, to ACMC the following:

                  (i) a certificate executed by the President and Secretary of RMI to the effect that all representations and warranties made by RMI under this Agreement are true and correct as of the Closing, the same as though originally given to ACMC on said date;

                  (ii) a certificate from the jurisdiction of incorporation of RMI dated at or about the Closing to the effect that RMI is in good standing under the laws of said jurisdiction;

                  (iii) certified copies of resolutions adopted by RMI's board of directors and RMI's Stockholders authorizing the Acquisition and all related matters described herein;

                  (iv) Investment Letters in the form attached hereto as Exhibit "C" executed by each RMI Stockholder;

                  (v) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement; and

                  (vi) all other items, the delivery of which is a condition precedent to the obligations of ACMC as set forth herein.

         (b) ACMC will deliver or cause to be delivered to RMI:

                  (i) stock certificates representing the ACMC Shares to be issued as a part of the stock exchange as described herein;

                  (ii) a certificate of the President and Secretary of ACMC, to the effect that all representations and warranties of ACMC made under this Agreement are true and correct as of the Closing, the same as though originally given to RMI on said date;

                  (iii) certified copies of resolutions adopted by ACMC's board of directors and ACMC's Stockholders authorizing the Acquisition and all related matters described herein;

                  (iv) certificate from the jurisdiction of incorporation of ACMC dated at or about the Closing Date that ACMC is in good standing under the laws of said state;

                  (v) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

                  (vi) resignation of the existing officer and director of ACMC;

                  (vii) all corporate and financial records of ACMC; and

                  (viii) all other items, the delivery of which is a condition precedent to the obligations of RMI, as set forth herein.

         17. Finder's Fees. ACMC, represents and warrants to RMI, and RMI represents and warrants to ACMC, that neither of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" of "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby. In this regard, ACMC, on the one hand, and RMI on the other hand, will indemnify and hold the other harmless from any claim, loss, cost or expense whatsoever (including reasonable fees and disbursements of counsel) from or relating to any such express or implied liability.

         18. Confidentiality.

         (a) Confidential Information. As used in this Agreement, the term "Confidential Information" shall mean (a) any material information relating to ACMC that has not been publicly disclosed by means of disclosure on an report, registration statement or proxy statement with the Securities and Exchange Commission, (b) information marked or designated by ACMC as confidential; (c) information, whether or not in written form and whether or not designated as confidential, which is known to a party as being treated by as confidential by ACMC; (d) information provided to any party by third parties which the any party is obligated to keep confidential, and (e) information relating to the terms and existence of this Agreement.

         (b) Non-use and Nondisclosure. Each of the parties agrees not to use any Confidential Information for any purpose except to evaluate and engage in discussions concerning this Agreement and the potential business relationship relating thereto. The parties agree not to disclose any Confidential Information of ACMC to third parties or to employees or associates of the receiving party, except to those employees who are required to have the Confidential Information in order to evaluate or engage in discussions concerning the contemplated business relationship.

         (c) Maintenance of Confidentiality. The parties agree to take all reasonable measures to protect the secrecy of and prevent the disclosure and unauthorized use of ACMC's Confidential Information. Without limiting the foregoing, the receiving party shall take at least those measures that the receiving party takes to protect its own Confidential Information and shall have its employees who have access to ACMC's Confidential Information sign a non-use and nondisclosure agreement relating to ACMC's Confidential Information. A receiving party shall immediately notify ACMC in the event of any unauthorized use of disclosure of ACMC's Confidential Information.

         19. Miscellaneous.

         (a) Further Assurances. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         (b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         (c) Termination. All obligations hereunder may be terminated at the discretion of either party's board of directors if (i) the closing conditions specified in Sections 12 and 13 are not met within thirty days following the ACMC shareholder approval of the reverse stock split referenced in Section 3(b), unless extended by mutual agreement of the parties, (ii) any of the representations and warranties made herein have been materially breached or
(iii) the Agreement is terminated pursuant to Sections 12(k) or 13(k).

         (d) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

         (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

         (f) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (h) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Utah.

         (i) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

         (j) Entire Agreement. This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

         (k) Time. Time is of the essence.

         (l) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

         (m) Responsibility and Costs. All fees, expenses and out-of-pocket costs and expenses, including, without limitation, fees and disbursements of counsel, advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


AMERICAN CONSOLIDATED                         RENAISSANCE MAN, INC.
 MINING CO.



By:   /s/ Steven J. Haslam                    By: /s/ Herschel Walker
     -----------------------------                --------------------------
     President                                    RMI President



By:  /s/ John M. DeNiro
    ------------------------------
    John M. DeNiro, Secretary

     Counterpart Signature Page to the Agreement and Plan of Share Exchange

         The undersigned hereby agrees to become a party as an RMI Stockholder to the Agreement and Plan of Share Exchange dated July 14, 2001 between American Consolidated Mining Co., Renaissance Man, Inc. (the "RMI") and the RMI Stockholders named therein. The undersigned hereby authorizes the RMI to attach this counterpart signature page to the Agreement and Plan of Share Exchange and to add the name of the undersigned to the list of RMI Stockholders set forth in Exhibit A to the Agreement and Plan of Share Exchange.



Dated: _____________                          _________________________________
                                               (signature)

                                              Address: ________________________

                                              _________________________________

                                   EXHIBIT "A"

                            RMI STOCKHOLDER SCHEDULE

        Name                                    Number of Shares of Common Stock
        ----                                    --------------------------------
     Jack Shaw                                              1,000,000
     Brian K. Holden                                        1,000,000
     Herschel Walker                                        1,000,000
     G. Diane McKnight                                      1,000,000
     Myka Dean                                              1,000,000
     Judith T. Lauterbach                                   1,000,000
     Aloe Commodities International, Inc.                   1,000,000
     George Mappin                                          1,000,000
     Jerrilyn Brennan                                         500,000
     Deanna Brennan                                           500,000
     Leren E. Bagley

Total Issued and Outstanding                                9,350,000
Total Authorized                                           10,000,000

                                   EXHIBIT "B"

                     AMENDMENT TO ARTICLES OF INCORPORATION

                                   EXHIBIT "C"

                                INVESTMENT LETTER

         In connection with the Agreement and Plan of Share Exchange dated July 14, 2001 (the "Agreement"), between American Consolidated Mining Co. ("ACMC"), Renaissance Man, Inc. ("RMI") and the RMI Stockholders named therein, the undersigned hereby represents and warrants as follows:

                  (a) The undersigned's representations in this letter are complete and accurate to the best of the undersigned's knowledge, and ACMC and RMI may rely upon them.

                  (b) The undersigned is able to bear the economic risk of an investment in the ACMC common stock (the "Securities") for an indefinite period of time, can afford the loss of the entire investment in the Securities, and will, after making an investment in the Securities, have sufficient means of providing for the undersigned's current needs and possible future contingencies. Additionally, the undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth and the share exchange described in the Agreement will not cause such overall commitment to become excessive.

                  (c) The Securities will not be sold by the undersigned without registration under applicable securities acts or a proper exemption from such registration.

                  (d) The Securities are being acquired for the undersigned's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. The undersigned is aware that there are substantial restrictions on the transferability of the Securities.

                  (e) The undersigned has had access to any and all information concerning ACMC that the undersigned and the undersigned's financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, the undersigned has had access to the ACMC Financial Statements and to the business documents referenced in Section 10(c) and 10 (j) of the Agreement and is aware of ACMC's failure to comply with its reporting obligations as described in Section 6(d) of the Agreement. In making the decision to purchase the Securities by entering into the Agreement, the undersigned and his or her advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in ACMC will depend upon the individual circumstances of the undersigned. The undersigned further understands that no opinion is being given as to any securities or tax matters involving the transactions contemplated by the Agreement.

                  (f) All of the representations and warranties of the undersigned contained herein and all information furnished by the undersigned to ACMC are true, correct and complete in all respects, and the undersigned agrees to notify ACMC immediately of any change in any representation, warranty or other information set forth herein.

                  (g) The undersigned also understands and agrees that stop transfer instructions relating to the Securities will be placed in ACMC's stock transfer ledger, and that the Securities sold will bear legends in substantially the following form:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the issuer.

                  (h) The undersigned knows that the Securities are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.

                  (i) The undersigned has the capacity to protect the undersigned's own interest in connection with this transaction or has a pre-existing personal or business relationship with ACMC or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

                  (j) The Securities offered hereby were not offered to the undersigned by way of general solicitation or general advertising and at no time was the undersigned presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement.

                  (k) If initialed below, The undersigned represents that The undersigned is an "accredited investor" as defined under Rule 501 of Regulation D by reason of:

FOR INDIVIDUALS ONLY (INITIAL IF APPLICABLE):

_______  1.       I had individual income (exclusive of any income attributable
Initial           to my spouse) in excess of $200,000 in each of the most recent
Here              two years and I reasonably expect to have an individual income in excess of $200,000 for the current year, or I had joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to have a joint income with my spouse in excess of $300,000 for the current year.

_______  2.       I have an individual net worth, or my spouse and I have a
Initial           combined individual net worth, in excess of $1,000,000. For
Here              purposes of this Agreement, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

_______  3.       I am qualified as an "accredited investor" pursuant to Rule
Initial           501(a) of Regulation D of the 1933 Act for the following
Here              reason:_______________________________________________________
                  ______________________________________________________________



         FOR CORPORATIONS AND PARTNERSHIPS ONLY (INITIAL IF APPLICABLE):

_______  1.       The undersigned hereby certifies that the Partnership or
Initial           Corporation that he/she represents possesses total assets in
Here              excess of $5,000,000 and was not formed for the specific
                  purpose of acquiring the securities offered by ACMC.

_______  2.       The undersigned hereby certifies personally, and on behalf of
Initial           the Partnership or Corporation that he/she represents, that
Here              all of the beneficial owners of equity qualify individually as accredited investors under the individual accredited investor test set forth above.


FOR TRUSTS ONLY (INITIAL IF APPLICABLE):

_______  1.       The undersigned hereby certifies that the trust which he/she
Initial           represents possesses total assets in excess of $5,000,000 and
Here              was not formed for the specific purpose of acquiring the
                  securities offered by ACMC, and that the purchase of the securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Act.

_______  2.       The undersigned hereby certifies personally, and on behalf of
Initial           the trust that he/she represents, that such trust is a
Here              revocable trust that may be amended or revoked at any time by the grantors, and all the grantors are accredited individual investors under the individual accredited investor test set forth above.


FOR TRUSTEES AND AGENTS (READ AND INITIAL BOTH STATEMENTS):

_______
Initial           The undersigned hereby acknowledges that he/she is acting as
Here              an agent or trustee for the following person or entity:
                  ______________________________________________________________
                  ______________________________________________________________

_______  2.       The undersigned hereby agrees to provide to ACMC, upon ACMC's
Initial           request, the following documents:
Here

                  (a) a copy of the trust agreement, power of attorney or other instrument granting the power and authority to execute and deliver the Agreement, or

                  (b) an opinion of counsel verifying the undersigned's power and authority to execute and deliver the Agreement and this letter.

         The representations and warranties contained herein shall survive the Closing of the transaction described in the Agreement.


Date: ________________                            _____________________________


                                                  _____________________________
                                                  (print name)

                                 AMENDMENT NO. 1
                   TO THE AGREEMENT AND PLAN OF SHARE EXCHANGE
                                 BY AND BETWEEN
                        AMERICAN CONSOLIDATED MINING CO.
                            AND RENAISSANCE MAN, INC.


         THIS AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF SHARE EXCHANGE (the "Amendment") by and between American Consolidated Mining Co. (the "ACMC"), Renaissance Man, Inc. ("RMI") and the owners of all the outstanding shares of common stock of RMI is made and entered into to be effective as of the 21st day of December, 2001, by and between the undersigned parties. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Agreement And Plan Of Share Exchange (the "Agreement").

                                    RECITALS

         A. On or about July 14, 2001, the parties entered into the Agreement (the "Agreement").

         B.       The parties wish to modify the agreement as set forth below.

         NOW THEREFORE, the parties hereto hereby amend the Agreement as follows:

         1. Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

                  At Closing, ACMC shall, subject to the conditions set forth herein, issue an aggregate of 10,000,000 shares of ACMC common stock for immediate delivery to the RMI Stockholders on the basis of 1.0695187 ACMC Shares for each outstanding share of RMI Common Stock.

         2. Section 4(a) of the Agreement is hereby amended to read in its entirety as follows:

                  Each share of RMI Common Stock issued and outstanding immediately prior to the Closing Date shall be exchanged for
                  1.0695187 ACMC Shares to be delivered at Closing. All such outstanding shares of RMI Common Stock shall be deemed, after Closing, to be owned by ACMC. The holders of such certificates previously evidencing shares of RMI Common Stock outstanding immediately prior to the Closing Date shall cease to have any rights with respect to such shares of RMI Common Stock except as otherwise provided herein or by law;

         3. Exhibit A of the Agreement is hereby amended to read in its entirety as follows:

                  RMI STOCKHOLDER SCHEDULE

                                                        Number of Shares
                        Name                            of Common Stock
                        ----                           ------------------
                  Jack Shaw                                1,000,000
                  Brian K. Holden                          1,000,000
                  Herschel J. Walker                       1,000,000
                  G. Diane McKnight                        1,000,000
                  Myka Dean                                1,000,000
                  Judith T. Lauterbach                     1,000,000
                  Aloe Commodities                         1,000,000
                    International, Inc.
                  George E. Mappin                         1,000,000
                  Jerrilyn Brennan                           500,000
                  Deanna Brennan                             500,000

                                                        Number of Shares
                        Name                            of Common Stock
                        ----                           ------------------
                  Loren E. Bagley                            350,000

                  Total Issued and Outstanding             9,350,000
                  Total Authorized                        10,000,000

         4. The Agreement shall remain in full force and effect and shall remain unaltered, except to the extent specifically amended herein.

         IN WITNESS WHEREOF, the undersigned, have executed this Amendment No. 1 to the Agreement as of the date first above written.

AMERICAN CONSOLIDATED                            RENAISSANCE MAN, INC.
  MINING CO.



By:   /s/ Steven J. Haslam                       By: /s/ Herschel Walker
     ------------------------------                  -------------------------
     President                                       RMI President



By:  /s/ John M. DeNiro
    -------------------------------
    John M. DeNiro, Secretary

     Counterpart Signature Page to the Agreement and Plan of Share Exchange

         The undersigned hereby agrees to become a party as an RMI Stockholder to the Amendment, dated December 21, 2001, to the Agreement and Plan of Share Exchange dated July 14, 2001 between American Consolidated Mining Co., Renaissance Man, Inc. (the "RMI") and the RMI Stockholders named therein. The undersigned hereby authorizes the RMI to attach this counterpart signature page to the Amendment to the Agreement and Plan of Share Exchange and to add the name of the undersigned to the list of RMI Stockholders set forth in Exhibit A to the Agreement and Plan of Share Exchange.



Dated: _____________                             _______________________________
                                                  (signature)

                                                 Address: ______________________

                                                 _______________________________

                                     ANNEX B

                             SETTLEMENT AND RELEASE

         THIS SETTLEMENT AND RELEASE AGREEMENT (hereinafter referred to as the "Agreement") is made as of the 30th day of September, 2001, by and between American Consolidated Mining Co. ("ACMC") and Clifton Mining Company ("Clifton").

                                    RECITALS

         WHEREAS, ACMC executed a revolving loan agreement in favor of Clifton in the principal amount not to exceed $250,000, dated May 6, 1998 (the "Loan Agreement") which loans are memorialized by promissory notes (the "Notes"). The Loan Agreement and Notes are sometimes collectively and individually referred to hereinafter as the "Loan Documents";

         WHEREAS, ACMC is does not have the financial resources to repay the amounts owing under the Loan Documents; and

         WHEREAS, ACMC and Clifton desire to enter into a full settlement and release of the amounts owed under the Loan Documents upon the terms and condition set forth herein.


                                    AGREEMENT

         1. Payment of Consideration. On the Closing Date (as defined below) ACMC shall assign, convey, transfer and set over to Clifton and Clifton agrees to accept, acquire and assume from ACMC the assets (including any related liabilities) identified in Appendix A hereto (the "Assets").

         2. Release. In consideration for the Assets, on the Closing Date and without any further action by the parties hereto, Clifton releases and forever discharges ACMC agents, servants, employees, directors, attorneys, accountants, successors and assigns, and any and all persons, firms and corporations from any and all claims, fees, expenses, demands, damages, actions, causes of action or suits of whatever kind or nature which now exist or which may hereafter accrue, because of, for, arising out of or in any way connected with any transaction, arrangement or conduct that directly or indirectly involved or was in any way related to the Loan Documents.

         3. Conditions to Closing. The obligations of ACMC to be performed hereunder shall be subject to, at or prior to the Closing Date, the approval of this Agreement and the transaction contemplated hereby by the shareholders of ACMC. In the event such approval is not obtained on or before May 6, 2002, then this Agreement shall become null, void and of no further force or effect.

         4. Closing Date. The closing of this Agreement (the "Closing Date") shall take place with five (5) days after of the approval of this Agreement and the transaction contemplated hereby by the shareholders of ACMC.

         5. No Warranty. The Assets are being transferred and sold "as is" and Clifton assumes responsibility for determining the suitability of the Assets for its use. ACMC shall in no event be responsible for losses of any kind resulting from the use of the Assets. ACMC DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, ARISING OUT OF OR RELATING TO THE ASSETS OR ANY USE THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY WHATSOEVER AS TO THE FITNESS FOR A PARTICULAR USE OR THE MERCHANTABILITY OF THE ASSETS.

         6. Effect of Headings. The subject headings of the sections and subsections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of their provisions.

         7. Entire Agreement; Modification; Waiver. This Agreement, together with all documents delivered under it and any understandings referencing the agreement and acknowledged by both parties, constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement and those documents and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

         8. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Agreement may be delivered via facsimile, with the intention that they shall have the same effect as an original counterpart hereof.

         9. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding on, the successors, assigns, heirs, executors, and administrators of the parties to this Agreement. No assignment, however, of the rights and obligations of any party may be made by ACMC or Clifton, except with the other parties' written consent.

         10. Further Acts. Upon the request of Clifton, ACMC shall duly execute, acknowledge, and deliver all such further acts, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required to convey to and vest in Clifton and protect its right, title and interest in and enjoyment of the Assets and as may be appropriate otherwise to carry out the transactions contemplated by this Agreement.

         11. Amendment. Neither this Agreement nor any term of this Agreement may be amended, waived, discharged, or terminated orally or by any act or failure to act, but only by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

         12. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Utah.

         IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on the day and year first above written.

"ACMC"                                            "Clifton"
American Consolidated Mining Co.                  Clifton Mining Company



By /s/ Steven J. Haslam                           By   /s/ William D. Moeller
   --------------------------                        --------------------------
Its: President                                       Its: President

                                   APPENDIX A

                                  (THE ASSETS)


Patented Mining Claims                              Lot or Survey Number
----------------------                              --------------------
Laura                                                      # 56
Geronimo                                                   # 53
I.O.U. U.O. ME                                             # 54
Paymaster #2                                               # 55
Fillmore                                                   # 3550
Monoco*                                                    # 58
Maintainoma*                                               # 4393
New Baltimore                                              # 4389

* This claim includes Clifton's assumption of a related liability in the principal amount of $41,159, and as of September 30, 2001 $67,297 was owing on this obligation.

Furniture and Equipment
-----------------------
Copy Machine
Printer
Desk Chair
Miscellaneous Furniture
Flat Bed Truck
Trailer
Cable Dozer
Compressor
Matthew Drill Rig
Backhoe
Assay Furnace
Gold Hill Lots

                                    ANNEX C
                PROXY CARD FOR ANNUAL MEETING OF SHAREHOLDERS OF
                        AMERICAN CONSOLIDATED MINING CO.

This Proxy is Solicited on Behalf of the Board Of Directors. The undersigned hereby appoints William D. Moeller as Proxy, with the power to appoint his substitute and hereby authorize them to represent and to vote, as designated below, all the shares of common stock of American Consolidated Mining Co. held on record by the undersigned on December 27, 2001 at the annual meeting of shareholders to be held on February 18, 2002, or any adjournment thereof.

1. Election of Nominee Directors

  [ ]FOR John M. DeNiro     [ ]WITHHOLD AUTHORITY to vote for John M. DeNiro
  [ ]FOR Steven J. Haslam   [ ]WITHHOLD AUTHORITY to vote for Steven J. Haslam
  [ ]FOR Robert J. Holladay [ ]WITHHOLD AUTHORITY to vote for Robert J. Halladay
  [ ]FOR William D. Moeller [ ]WITHHOLD AUTHORITY to vote for William D. Moeller
  [ ]FOR Herschel J. Walker [ ]WITHHOLD AUTHORITY to vote for Herschel J. Walker
  [ ]FOR George E. Mappin   [ ]WITHHOLD AUTHORITY to vote for George E. Mappin

2. Proposal to approve the Agreement and Plan of Share Exchange among the Company and Renaissance Man, Inc., a Texas corporation.

             [ ] For           [ ] Against           [ ] Abstain

3. Proposal to approve an amendment to and restatement of the Company's Articles of Incorporation to (i) effect a 1 for 100 reverse stock split of all currently outstanding shares of common stock of the Company and (ii) change of the Company's name to American Consolidated Management Group, Inc.

             [ ] For           [ ] Against           [ ] Abstain

4. Proposal to approve the Settlement and Release Agreement between the Company and Clifton Mining Company.

             [ ] For           [ ] Against           [ ] Abstain

5. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no directions are made, this proxy will be voted for the above Proposals.

         Please sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2001         __________________________________
                                              (signature)


                                              __________________________________

Please mark, sign, date and return the proxy card (signature if held jointly) promptly using the enclosed envelope or proxy cards may be sent by facsimile to the Company at (801) 756-5454.


                                       _________________________________________
                                        (print name of shareholder(s))